SHARE EXCHANGE AGREEMENT

by and among

FINGERMOTION, INC., A DELAWARE CORPORATION,

TELFORGE, INC., A NEVADA CORPORATION,

AND

THE SHAREHOLDERS OF TELFORGE, INC.,

NAMED HEREIN

Dated as of March 18, 2026

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (this “Agreement”), dated as of March 18, 2026, is by and among FingerMotion, Inc., a Delaware Corporation (“FNGR”), Telforge, Inc., a corporation organized under the laws of Nevada (“Telforge”, or the “Company”), and the Telforge Shareholders set forth on the signature page hereto (the “Shareholders”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively, as the “Parties.” Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in Annex A hereto.

BACKGROUND

A. FNGR is subject to the reporting requirements of the Exchange Act and FNGR’s common shares are quoted for public trading on the Nasdaq Capital Market (the “NASDAQ”).

B. As of the date of this Agreement, FNGR is authorized to issue stock designated as common stock, $0.0001 par value (“FNGR Common Stock”), the total number of shares of which FNGR is authorized to issue being two hundred million (200,000,000). As of the date of this Agreement FNGR has approximately 61,281,308 shares of common stock issued and outstanding. Further, as of the date of this Agreement, FNGR is authorized to issue stock designated as preferred stock (“FNGR Preferred Stock”), the total number of shares of which FNGR is authorized to issue being one million (1,000,000), of which no shares of the FNGR Preferred Stock are issued and outstanding.

C. As of the date of this Agreement Telforge is privately held and is authorized to issue (i) 1,000 shares of common stock, $10 par value (“Telforge Common Stock”), (ii) 4,000,000 shares of common stock, Class A, $0.01 par value, and (iii) 4,000 shares of preferred stock, Class A, with a par value of $0.01, of which 1,000 shares of Telforge Common Stock is issued and outstanding as at the date of this agreement. As of the date of this Agreement, Telforge has 1000 shares of common stock issued and outstanding.

D. The Shareholders have agreed to exchange all of their shares of Telforge Common Stock representing 100% of the equity interests in Telforge in exchange for up to Seven Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (7,333,333) newly issued shares of FNGR Common Stock representing approximately 11.97% of the issued and outstanding shares of FNGR before the Closing occurs, to be issued or granted to the Shareholders (each a “Shareholder”) in accordance with the Shareholder instructions set forth in Exhibit F. The Consideration Shares shall be subject to the terms of distribution as set forth in this Agreement and the resale restrictions as defined herein.

E. The board of directors of FNGR has (i) declared this Agreement and the transactions contemplated hereby (the “Transactions”), including the issuance of Consideration Shares in connection therewith, upon the terms and subject to the conditions set forth herein, advisable, fair to and in the best interests of FNGR and (ii) approved this Agreement and the Transactions, including the issuance of Consideration Shares in connection therewith, upon the terms and subject to the conditions set forth herein.

F. The board of directors of Telforge has (i) declared this Agreement and the Transactions, upon the terms and subject to the conditions set forth herein, advisable, fair to and in the best interests of Telforge and its shareholders and (ii) approved this Agreement and the Transactions, upon the terms and subject to the conditions set forth herein.

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AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

Exchange of Shares

1.1. Share Exchange. At the Closing, the Shareholders shall sell, transfer, convey, assign and deliver to FNGR, Telforge Common Stock representing one hundred percent (100%) of Telforge’s Common Stock, free and clear of all Liens and other encumbrances. In consideration therefor, FNGR shall issue to the Shareholders, in the aggregate and in accordance with the Shareholder instructions set forth in Exhibit F, Two Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (2,333,333) shares of FNGR Common Stock (the “Closing Shares”), plus a number of Milestone Shares in accordance with, and subject to the contingencies, set forth in Section 1.2 and the adjustments set forth herein.

1.2. Earnout Consideration. Upon the terms and subject to the conditions set forth in this Article I, the Shareholders shall be entitled to earn, in accordance in accordance with the Shareholder instructions set forth in Exhibit F, up to an aggregate amount of 5,000,000 additional shares of FNGR Common Stock (the “Milestone Shares”, and together with the Closing Shares, the “Consideration Shares”) based on the Cumulative Revenue and Secured Contract Value (each as defined herein) achieved during the periods from the Closing Date and ending on the date that is: (i) three (3) months following the Closing Date (the “First Earnout Period”); and (ii) six (6) months following the Closing Date (the “Second Earnout Period”, and together with the First Earnout Period, the “Earnout Periods”).

(a)	Issuance of Milestone Shares in Escrow at Closing. The Milestone Shares (i) shall be issued to the Shareholders at the Closing, free and clear of all Liens other than applicable federal and state securities restrictions and restrictions set forth in the Earnout Escrow Agreement, (ii) shall be placed in escrow pursuant to an escrow agreement in form and substance as reasonably agreed upon by FNGR and the Company (the “Earnout Escrow Agreement”), and (iii) shall not be released from escrow until they are earned as a result of the achievement of the applicable Revenue Milestones set forth below:

(i)	if Cumulative Revenue plus Secured Contract Value for the First Earnout Period is equal to or greater than $2,500,000 (the “First Revenue Milestone”), the Shareholders shall have earned two million (2,000,000) Milestone Shares; and

(ii)	if Cumulative Revenue plus Secured Contract Value for the Second Earnout Period is equal to or greater than $5,000,000 (the “Second Revenue Milestone”, and together with the First Revenue Milestone, the “Revenue Milestones”), the Shareholders shall have earned three million (3,000,000) Milestone Shares.

The Second Revenue Milestone shall be determined on a cumulative basis from the Closing Date through the end of the Second Earnout Period, inclusive of any Cumulative Revenue and Secured Contract Value recognized during the First Earnout Period. Milestone Shares that are not earned on or before the expiration of the applicable Earnout Period shall be automatically forfeited and cancelled in accordance with Section 1.2(d).

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(b)	Escrow Period. During such time as the Milestone Shares are in escrow and for so long as the Milestone Shares are not forfeited and/or cancelled: (A) the Milestone Shares shall be shown as issued and outstanding on the FNGR Financial Statements, and shall be outstanding as of the Closing; and (B) each Shareholder will have all rights with respect to the Milestone Shares attributable to ownership of such Milestone Shares (including, without limitation, the right to vote such shares and the right to be paid dividends with respect to such shares (other than non-taxable stock dividends, for which any shares issued in connection with a non-taxable stock dividend shall become Milestone Shares subject to the restrictions set forth herein)), except (i) the right to possess the physical stock certificates representing such shares (if any), (ii) the right to transfer, exchange, sell, assign, pledge, hypothecate or otherwise dispose of or encumber such shares or any interest therein, whether directly, indirectly, voluntarily, involuntarily, by merger, consolidation, transfer, continuance, domestication, division, operation of law or otherwise, (iii) the requirement that Milestone Shares be automatically forfeited and transferred to FNGR for no consideration in accordance with the terms set forth in this Agreement, and (iv) such other restrictions as more fully set forth on the Earnout Escrow Agreement.

(c)	Release from Escrow. If there is a final determination in accordance with Section 1.3 that a Revenue Milestone has been achieved, the applicable Milestone Shares will become due upon such final determination and will be released from escrow and delivered to the Shareholders within ten (10) business days thereafter. Notwithstanding anything to the contrary, in the event that there is a final determination prior to the Closing that the Revenue Milestone has been achieved, FNGR shall not deliver the Milestone Shares for such Revenue Milestone until the Closing (and its obligations hereunder to deliver such Milestone Shares shall be contingent upon the Closing occurring).

(d)	Milestone Share Cancellation. In the event that a Revenue Milestone is not met during the applicable Earnout Period, the Shareholders shall not be entitled to receive any of the Milestone Shares for such Revenue Milestone. Following the expiration of the Second Earnout Period with respect to the Second Revenue Milestone, any portion of the Milestone Shares not earned as of such date shall be permanently forfeited and transferred to FNGR by the Shareholders and cancelled for no consideration. In furtherance of the foregoing, this Agreement constitutes an irrevocable stock power or transfer instrument and power of attorney of each Shareholder with respect to the Milestone Shares, and each such Shareholder hereby irrevocably appoints any officer of FNGR as his, her or its attorney-in-fact to cause the transfer of any Milestone Shares on the books and records of the Company, with full power of substitution in the premises, in accordance with the terms of this Agreement. This Agreement also constitutes each Shareholder’s consent to the cancellation of any Milestone Shares held by each such Shareholder in accordance with the terms of this Agreement. Each Shareholder hereby acknowledges and agrees that the transfer and cancellation of the Milestone Shares as provided in this Agreement is necessary to ensure that terms of this Agreement are complied with.
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(e)	Cumulative Revenue Definition. For purposes of this Section 1.2, “Cumulative Revenue” means gross revenue recognized in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied. “Secured Contract Value” shall mean the value of a signed contract for the provision of services with an existing or new customer (including license fees, service fees, travel fees and maintenance fees) over the entire committed term, excluding: (1) cancellable commitments; (2) actual sales returns; (3) write-offs of accounts receivable; and (4) a decrease in value due to an amendment.

(f)	Earnout Cap. For the avoidance of doubt, the Revenue Milestones shall only occur once, if at all, no partial release, proportional adjustment, or catch-up release shall apply with respect to the Milestone Shares, and the total number of Consideration Shares issuable pursuant to this Article I shall not exceed Seven Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (7,333,333) Consideration Shares.

1.3.	Earnout Mechanics.

(a)	Determination of Revenue Achievement. Telforge’s chief financial officer (or principal financial officer) shall monitor Cumulative Revenue and Secured Contract Value regularly, and as soon as practicable following achievement of a Revenue Milestone, execute and deliver a written certification to FNGR stating that the applicable Revenue Milestone has been achieved, together with reasonable supporting financial information sufficient to substantiate such certification in accordance with FNGR’s disclosure controls and procedures (each, a “Revenue Statement”). FNGR shall be entitled to reasonably rely on such Revenue Statement for purposes of determining whether a Revenue Milestone has been achieved, and for its SEC reporting obligations.

(b)	Review of Revenue Statement. Following receipt of the Revenue Statement, FNGR shall review the Revenue Statement and make a final determination, regarding whether a Revenue Milestone has been achieved. If FNGR determines that a Revenue Milestone has been achieved, FNGR shall deliver notice to the Shareholders of the satisfaction of the applicable Revenue Milestone and the number of Milestone Shares that will be released from escrow to each Shareholder. If, following the expiry of an Earnout Period, FNGR determines that a Revenue Milestone has not been achieved, FNGR shall deliver a notice to the Shareholders notifying them of the number of Milestone Shares that shall be cancelled. The Earnout Escrow Agreement shall provide that the escrow agent shall act solely upon the instructions of FNGR with respect to the release, cancellation, or other disposition of the Milestone Shares, and no other Party shall have the right to direct or instruct the escrow agent with respect thereto.

(c)	No Discretion. All determinations of Cumulative Revenue and Secured Contract Value under this Article I shall be objective, mechanical, and non-discretionary, and shall not be subject to adjustment, waiver, or modification by any Party except pursuant to a written amendment executed in accordance with this Agreement.
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(d)	Tax Matters. Each Shareholder acknowledges that the issuance and forfeiture of Consideration Shares may have tax consequences and agrees to consult its own tax advisers. FNGR shall have no liability for any taxes arising from the issuance, vesting, or forfeiture of the Consideration Shares.

(e)	Post-Closing Covenants Relating to Revenue Tracking.

(i)	Maintenance of Books and Records. Following the Closing, FNGR shall cause the Company to maintain complete, accurate, and up-to-date books, records, and accounts in accordance with GAAP (as defined herein), consistently applied, including detailed and verifiable records of all revenues, receivables, customer contracts, billing, collections, and revenue recognition practices relevant to the determination of whether the Revenue Milestones have been satisfied.

(ii)	Access Rights. Until the earlier of (i) the expiry of the Second Earnout Period, and (ii) the date that all Milestone Shares have been released from escrow, FNGR shall cause the Company to provide the Shareholders and their representatives with reasonable access during normal business hours to Company’s financial records, personnel, accounting systems, customer contracts, billing documentation, bank statements, and any other information relevant to verifying revenue performance.

(iii)	Cooperation and Information Delivery. FNGR shall cause the Company to cooperate fully with the Shareholders in connection with the Shareholders' review and verification of revenue results, including delivering promptly any financial statements, supporting detail, third-party confirmations, or audit-ready backup documentation reasonably requested by the Shareholders.

1.4	Preservation of Ordinary Course Revenue Practices. From and after the Closing and until all Milestone Shares have been cancelled or released from escrow, the Company shall not, and FNGR shall not cause the Company to, implement any change to the Company’s revenue recognition policies, customer billing practices, or data reporting methodologies outside the ordinary course of business without the Shareholders’ prior written consent.

1.5	Consideration Ceiling. Notwithstanding anything to the contrary herein, the total number of Consideration Shares issuable to the Shareholders in connection with the transactions contemplated herein shall not exceed nineteen and nine-tenths percent (19.9%) of FNGR’s issued and outstanding shares of FNGR Common Stock as of the Closing Date (the “Consideration Ceiling”). If, as of the Closing, the issuance of the Consideration Shares would result in FNGR exceeding the Consideration Ceiling, the number of Consideration Shares issuable at Closing and thereafter shall be reduced to the maximum number of shares permissible under the Consideration Ceiling.
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1.6       Adjustments to Consideration

(a)	Adjustment for Post-Closing Capitalization Changes. The Milestone Shares shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend, recapitalization, reclassification, combination, merger, exchange of shares or other like change with respect to shares of FNGR Common Stock occurring prior to the date the applicable Milestone Shares are delivered to the Shareholders.

(b)	Adjustment Upon Revenue Verification. The determination of whether the applicable Revenue Milestone has been achieved shall be based on FNGR’s good-faith review of Telforge’s financial records, prepared in accordance with GAAP and verified through independent third-party documentation reasonably acceptable to FNGR. If, after release from escrow of any Milestone Shares, it is determined that Telforge did not, in fact, achieve the applicable Revenue Milestone, the Shareholders shall promptly return to FNGR the number of Milestone Shares corresponding to the amount of the deficiency.

(c)	Fractional Shares. No fractional shares of FNGR Common Stock shall be issued pursuant to this Agreement. Any fractional entitlement shall be rounded down to the nearest whole share.

1.7. Closing. The Closing of the Transactions (the “Closing”) shall take place remotely by electronic exchange and delivery of signatures and documents (i.e., email of pdf documents), (i) at or before 5:00 PM PDT on the business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the Transactions (other than conditions with respect to actions that the respective parties will take at Closing) or (ii) such other date and time as the Parties may mutually determine (clauses (i) or (ii) shall be referred to as, the “Closing Date”).

ARTICLE II

Representations and Warranties of the Shareholders

Each Shareholder, severally and not jointly, hereby represents and warrants to FNGR as follows, as of the date hereof and as of each applicable milestone measurement date:

2.1. Good Title. Such Shareholder is the record and beneficial owner, and has good title to its Telforge Common Stock, with the right and authority to sell and deliver such Telforge Common Stock. Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of FNGR as the new owner of such Telforge Common Stock in the share register of Telforge, FNGR will receive good title to such Telforge Common Stock, free and clear of all Liens and other encumbrances other than restrictions imposed by federal or state securities laws.

2.2. Power and Authority. Such Shareholder has the legal power, capacity and authority to execute and deliver this Agreement and any other documents contemplated by the Transactions to be delivered by it hereunder and to perform its obligations hereunder and thereunder, and to consummate the Transactions. All acts required to be taken by such Shareholders to enter into the Agreement have been properly taken. This Agreement constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with the terms hereof, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally.

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2.3. No Conflicts. The execution and delivery of this Agreement by such Shareholder and the performance by such Shareholder of his/her/its obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or Governmental Entity under any Laws; (b) will not violate any Laws applicable to such Shareholder; and (c) will not violate or breach any contractual obligation to which such Shareholder is a party.

2.4. Litigation. There is no pending proceeding against such Shareholder that involves his/her/its shares of Telforge Common Stock or that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the Transactions and, to the knowledge of such Shareholder, no such proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such proceeding.

2.5. No Finder’s Fee. Such Shareholder has not created any obligation for any finder’s, investment banker’s or broker’s fee in connection with the Transactions.

2.6. Purchase Entirely for Own Account. The FNGR Common Stock proposed to be acquired by such Shareholder hereunder will be acquired for investment for his/her/its own account, for investment purposes only, and not with a view to the resale or distribution of any part thereof, and such Shareholder has no present intention of selling or otherwise distributing his/her/its shares of FNGR Common Stock, except in compliance with applicable securities laws.

2.7. Available Information. Such Shareholder has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of an investment in FNGR. Such Shareholder hereby acknowledges that he/she/it has had the opportunity to review all publicly available information concerning FNGR, including, but not limited to all filings made by FNGR to the SEC pursuant to the Exchange Act. Such Shareholder has been provided access to all information regarding FNGR that such Shareholder deems necessary to make an informed investment decision. Such Shareholder has had the opportunity to ask questions of, and receive answers from, FNGR’s management regarding FNGR and the terms of the transaction.

2.8. Non-Registration. Such Shareholder understands that the Consideration Shares have not been registered under the Securities Act or any applicable state securities law and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Shareholder’s representations as expressed herein. Such Shareholder understands that the Consideration Shares are “restricted securities” and is acquiring the Consideration Shares as principal for its own account with investment intent and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Consideration Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Consideration Shares.

2.9. Restricted Securities. Such Shareholder understands that (i) the shares of FNGR Common Stock are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by such Shareholder pursuant hereto, the FNGR Common Stock would be acquired in a transaction not involving a public offering and (ii) the issuance of the FNGR Common Stock hereunder has not been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the FNGR Common Stock is being effected in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering. Such Shareholder further acknowledges that if the FNGR Common Stock is issued to such Shareholder in accordance with the provisions of this Agreement, such FNGR Common Stock may not be resold without registration under the Securities Act or the existence of an exemption therefrom. Such Shareholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

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2.10. Investor Status. Each Shareholder represents and warrants, severally and not jointly, that, as of the Closing Date:

(a)	Accredited Investor. Such Shareholder is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”); or

(b)	Sophisticated Investor. If not an accredited investor, such Shareholder has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the acquisition of the shares being acquired; and

will, as a condition of receiving Consideration Shares, be required to deliver a certificate, in the form attached as Exhibit E hereto, as to their status as an accredited investor, together with any supporting information as reasonably requested by FNGR in order to confirm their status and the availability of an exemption from the registration requirements of the Securities Act and applicable state securities laws for the issuance of such Consideration Shares to such Shareholder. Such Shareholder acknowledges that it is acquiring the securities for investment purposes and not with a present view to any resale in violation of the Securities Act, and that it is responsible for evaluating the risks of its investment.

2.11. Legends. Such Shareholder understands and acquiesces that the Consideration Shares will bear the following legend or one substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

2.12. Additional Legend; Milestone Shares. The Milestone Shares will bear a restrictive legend similar to the below:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR BOOK-ENTRY POSITION) ARE DESIGNATED AS “FIRST MILESTONE SHARES” OR “SECOND MILESTONE SHARES” (COLLECTIVELY, THE “MILESTONE SHARES”) AND WERE ISSUED PURSUANT TO THAT CERTAIN SHARE EXCHANGE AGREEMENT AND RELATED ESCROW AGREEMENT (THE “AGREEMENTS”).

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THE MILESTONE SHARES ARE SUBJECT TO CONTRACTUAL TRANSFER RESTRICTIONS AND ESCROW PROVISIONS AS SET FORTH IN THE AGREEMENTS. THE MILESTONE SHARES MAY NOT BE SOLD, TRANSFERRED, EXCHANGED, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED, OR OTHERWISE DISPOSED OF, WHETHER DIRECTLY, INDIRECTLY, VOLUNTARILY, INVOLUNTARILY, BY MERGER, CONSOLIDATION, TRANSFER, CONTINUANCE, DOMESTICATION, DIVISION, OPERATION OF LAW, OR OTHERWISE, AND NO ATTEMPTED TRANSFER, SALE, EXCHANGE, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION SHALL BE EFFECTIVE, UNLESS AND UNTIL SUCH SHARES ARE RELEASED FROM ESCROW IN ACCORDANCE WITH THE TERMS OF THE AGREEMENTS.

THE MILESTONE SHARES ARE SUBJECT TO FORFEITURE AND CANCELLATION FOR NO CONSIDERATION UPON THE FAILURE TO ACHIEVE CERTAIN REVENUE-BASED MILESTONES BY SPECIFIED OUTSIDE DATES, ALL AS MORE FULLY DESCRIBED IN THE AGREEMENTS. UPON THE OCCURRENCE OF SUCH FAILURE, THE MILESTONE SHARES SHALL AUTOMATICALLY BE FORFEITED AND TRANSFERRED TO THE COMPANY AND CANCELLED FOR NO CONSIDERATION AND SHALL CEASE TO BE OUTSTANDING WITHOUT ANY FURTHER ACTION BY THE HOLDER.

IN ADDITION, THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED UNLESS (A) REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE COMPANY SHALL REFUSE TO REGISTER ANY TRANSFER OF THESE SECURITIES NOT MADE IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS.

2.13 Additional Legend; Consent. Additionally, the Consideration Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended. Such Shareholder consents to FNGR making a notation on its records or giving instructions to any transfer agent of FNGR Common Stock in order to implement the restrictions on transfer of the shares.

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2.14       Milestones.

(a)	Accuracy of Financial Information. All financial information, revenue data, books, records, and supporting documentation provided or made available to FNGR relating to the Company are true, correct, complete, and accurate in all material respects and fairly present the Company’s financial condition and results of operations.

(b)	No Manipulative Conduct. The Shareholders have not engaged, and shall not engage, in any conduct, arrangement, transaction, or practice, directly or indirectly, with the purpose or effect of artificially inflating, accelerating, or otherwise manipulating the Company’s revenues for the purpose of satisfying any revenue milestone set forth in this Agreement.

2.15	No Reliance on Statements by FNGR

(a)	Independent Evaluation. Such Shareholder has made its own independent evaluation of the merits and risks of the investment and has not relied on any representations or warranties of FNGR other than those expressly set forth in this Agreement.

(b)	No Investment Advice. Such Shareholder acknowledges that FNGR has not provided investment, legal, or tax advice.

2.16       Compliance with Securities Laws

(a)	Lawful Acquisition. Such Shareholder’s acquisition of Consideration Shares does not violate any applicable securities laws.

(b)	No Integration. Such Shareholder is not acquiring the Consideration Shares as part of any plan or scheme to evade the registration requirements of the Securities Act.

2.17       Non-Affiliate Status. Such Shareholder is not, and immediately after the Closing will not be, an “affiliate” of FNGR as defined in Rule 405 under the Securities Act.

ARTICLE III

Representations and Warranties of Company

Subject to such exceptions as are specifically set forth in the appropriate section or subsection of the disclosure schedule delivered by Company to FNGR on the date hereof and attached hereto as Exhibit B (the “Company Disclosure Schedule”) (it being understood and hereby agreed that (i) the information set forth in the Company Disclosure Schedule shall be disclosed under separate section and subsection references that correspond to the sections and subsections of this Article III to which such information relates, and (ii) the information set forth in each section, subsection, and subclause of the Company Disclosure Schedule shall qualify (A) the representations and warranties set forth in the corresponding section or subsection of this Article III, and (B) any other representations and warranties set forth in this Article III if it is reasonably apparent on the face of such disclosure, without independent knowledge of the matters described therein, that it applies to such other section or subsection of this Article III) Company hereby represents and warrants to FNGR, as of the date hereof and as of the Closing Date, as though made at the Closing Date (except for such representations and warranties set forth herein and made as of a specified date, which are made only as of such specified date), as follows:

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3.1. Organization, Standing and Power. Telforge and each of its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted. Telforge and each of its subsidiaries is duly qualified to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties make such qualification necessary. Company has delivered to FNGR true and complete copies of the Telforge Charter, the Telforge Bylaws and the comparable charter, organizational documents and other constituent formation and governing documents as amended through the date of this Agreement.

3.2. Subsidiaries; Equity Interests. Telforge has no subsidiaries and does not own, directly or indirectly, any shares or other equity securities of any corporation nor does it have any equity or ownership interest in any business or person. The Corporation is not subject to any obligation or requirement to provide funds to or make any investment in any business or person by way of loan, capital contribution or otherwise, other than those set forth in Section 3.2 of the Company Disclosure Schedule.

3.3. Capital Structure. The authorized capital stock of Telforge consists of (i) 1,000 shares of Telforge Common Stock, (ii) 4,000,000 shares of common stock, Class A, $0.01 par value, and (iii) 4,000 shares of preferred stock, Class A, with a par value of $0.01. As of the date hereof, 1,000 shares of Telforge Common Stock are issued and outstanding as set forth in Exhibit A hereto. All outstanding common shares of Telforge are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the laws of the United States, the laws of any U.S. state, the Telforge Charter, the Telforge Bylaws, or any Contract to which Telforge is a party or otherwise bound. No other classes of shares or other voting securities of Telforge are issued or reserved for issuance or outstanding. There are not any bonds, debentures, notes or other indebtedness of Telforge having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Telforge’s common stock or the capital stock of any of its subsidiaries may vote (“Voting Telforge Debt”). As of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Telforge is a party or by which any of them is bound (a) obligating Telforge to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Telforge or any Voting Telforge Debt, (b) obligating Telforge to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (c) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of Telforge or of any of its subsidiaries. As of the date of this Agreement, there are not any outstanding contractual obligations of Telforge to repurchase, redeem or otherwise acquire any common shares of Telforge.

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3.4. Authority; Execution and Delivery; Enforceability. Telforge has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery by Telforge of this Agreement and the consummation by Telforge of the Transactions have been duly authorized and approved by the Board of Directors and Shareholders of Telforge and no other corporate proceedings on the part of Telforge are necessary to authorize this Agreement and the Transactions. When executed and delivered, this Agreement will be enforceable against Telforge in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally.

3.5. No Conflicts; Consents. The execution and delivery by Telforge of this Agreement does not, and the consummation of the Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Telforge under, any provision of (i) the Telforge Charter, the Telforge Bylaws or the comparable charter or organizational documents of any of its subsidiaries, (ii) any material Contract to which Telforge is a party or by which any of their respective properties or assets is bound or (iii) any material judgment, order or decree or material Law applicable to Telforge or its properties or assets. There are no shareholders’ agreements, pooling agreements, voting trusts, proxies or other similar agreements or understandings with respect to the ownership or voting of any shares of common stock of Telforge or any capital stock of any subsidiaries of Telforge.

3.6. Compliance with Applicable Laws. Except for any required filings under applicable “Blue Sky” or state securities commissions, no consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Telforge in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions. Telforge and each of its subsidiaries have conducted their business and operations in compliance in all material respects with all applicable Laws.

3.7. Brokers. No broker, investment banker or other Person is entitled to any broker’s, finder’s, or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Telforge or any of its subsidiaries.

3.8. Foreign Corrupt Practices. Neither Telforge, nor any of its subsidiaries, nor, to the Company’s Knowledge, any director, officer, agent, employee or other Person acting on behalf of Telforge has, in the course of its actions for, or on behalf of, Telforge (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (c) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.9. Disclosure. All disclosure provided to FNGR regarding Telforge and its business, furnished by or on behalf of Telforge in connection with this Agreement (including Telforge’s representations and warranties set forth in this Agreement) is complete and accurate in all material respects. No statement herein or in the Company Disclosure Schedule contains any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.10. No Additional Agreements. Telforge does not have any agreement or understanding with the Shareholders with respect to the Transactions other than as specified in this Agreement.

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3.11 Undisclosed Liabilities. There are no off-balance sheet arrangements to which Telforge or any of its subsidiaries, if any, is a party. Telforge and each of its subsidiaries has no liabilities, obligations, or commitments of any nature whatsoever, whether asserted, known, absolute, accrued, matured, or otherwise (collectively, “Liabilities”), except: (a) those which have been incurred in the Ordinary Course of Business since December 31, 2025 and which are not, individually or in the aggregate, material in amount; and (b) incurred in connection with the Transactions. In all material respects, the financial records of Telforge disclosed to FNGR, which include the balance sheet of Telforge as at December 31, 2025 (the “Balance Sheet”), present fairly, completely and accurately the assets, liabilities (whether accrued, absolute, contingent or otherwise), as at the applicable date and for the periods to which they relate. The financial position of the Company is, as of the date of this Agreement, and will be, as of Closing, at least as good as that shown by or reflected in the Balance Sheet.

3.12 Intellectual Property.

(a)	Each of Telforge and its subsidiaries owns, is licensed to use, pursuant to valid, enforceable and binding Contracts, or otherwise has the right to use all Intellectual Property used, held for use or necessary for the operation of the business of the Telforge and its subsidiaries (collectively, the “Company Intellectual Property”) free and clear of all Liens (other than Permitted Liens). Section 3.12(a) of the Company Disclosure Schedule sets forth a true and complete list of the following which are owned or purported to be owned by Telforge or any of its subsidiaries: (i) patents and patent applications, (ii) registered trademarks and applications therefor, (iii) registered copyrights and applications therefor, and (iv) domain name registrations ((i) - (iv), the “Company Registered IP”). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions do not and will not encumber, impair or extinguish any of the Company Intellectual Property.

(b)	(i) none of the Company Intellectual Property owned or purported to be owned by the Company (“Company Owned Intellectual Property”) (A) has been adjudged invalid or unenforceable in whole or in part, or (B) is the subject of any cancellation or reexamination proceeding or any other proceeding challenging its ownership, use, registrability, validity and enforceability, and (ii) to the Knowledge of the Company, (x) all material Company Registered IP is subsisting, in full force and effect, and valid and enforceable and (y) all renewal fees and other maintenance fees have been paid. There exist no material contractual restrictions on the disclosure, use, license or transfer of any Company Owned Intellectual Property.

(c)	Except as set forth in Section 3.12(c) of the Company Disclosure Schedule, (i) the conduct of the business of Telforge and its subsidiaries does not infringe upon, misappropriate or otherwise violate, and has not, since their respective dates of incorporation, infringed upon, misappropriated, or otherwise violated, the Intellectual Property rights of any third party and (ii) no Action is pending, asserted in writing, or to the Company’s Knowledge, threatened against Telforge that the conduct of the business of Telforge or its subsidiaries infringes upon, misappropriates or otherwise violates the Intellectual Property rights of any third party. To the Company’s Knowledge, no Person is infringing upon, misappropriating or otherwise violating, or has, since their respective dates of incorporation, infringed upon, misappropriated, or otherwise violated, any Intellectual Property owned or purported to be owned by Telforge or any of its subsidiaries.
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(d)	Telforge and its subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain and protect the confidentiality of all Company Intellectual Property that is material to the business of Telforge and its subsidiaries and the value of which is contingent upon maintaining the confidentiality thereof. None of the Company Owned Intellectual Property that is material to the business of Telforge and its subsidiaries and the value of which is contingent upon maintaining the confidentiality thereof, has been disclosed other than to third parties that are bound by customary, written confidentiality agreements entered into in the Ordinary Course of Business and that are, to the Company’s Knowledge, valid and enforceable.

(e)	All Persons who have contributed, developed or conceived any Company Owned Intellectual Property have done so pursuant to a valid and enforceable Contract (subject to enforceability exceptions for bankruptcy and insolvency and subject to principles of equity) that protects the confidential information of the Company and its subsidiaries and assigns to the Company (or one of its subsidiaries, as applicable) exclusive ownership of the Person’s contribution, development or conception, other than Intellectual Property excluded by Law or non-assignable moral rights.

(f)	(i) Telforge and its subsidiaries have sufficient rights to use all Software, including middleware, databases, and systems, information technology equipment, and associated documentation used or held for use in connection with the operation of the business of Telforge and its subsidiaries (“IT Assets”), (ii) in each case, the IT Assets operate and perform in all material respects in accordance with their documentation and functional specifications and are sufficient or configurable to effectively perform all operations necessary for the current operation of the business of the Company and its subsidiaries, and all IT Assets are owned or licensed under valid licenses and operated by and are under the control of Telforge and its subsidiaries, (iii) the IT Assets have not materially malfunctioned or failed since the Company Incorporation Date, to the Company’s Knowledge, do not contain any viruses, bugs, faults or other devices or effects that (A) enable or assist any Person to access without authorization or disable or erase the IT Assets, or (B) otherwise materially adversely affect the functionality of the IT Assets, (iv) Telforge and its subsidiaries have taken commercially reasonable steps to provide for the remote-site back-up of data and information critical to the conduct of the business of Telforge and its subsidiaries and have in place commercially reasonable disaster recovery and business continuity plans, procedures and facilities, (v) no Person has gained unauthorized access to any IT Assets since the Company Incorporation Date, (vi) Telforge and its subsidiaries have maintained, continue to maintain, and caused their vendors to maintain, safeguards, security measures and procedures against the unauthorized access, disclosure, destruction, loss, or alteration of customer data or information (including any personal or device-specific information) in its possession or control that comply with any applicable contractual and legal requirements and meet industry standards, and (vii) Telforge and its subsidiaries have in place with the third-party owners and operators of all data centers which provide services related to the business of Telforge and its subsidiaries written agreements that ensure that such third parties adhere to and are in compliance with commercially reasonable standards and requirements.
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(g)	Except as set forth in Section 3.12(g) of the Company Disclosure Schedule, each of Telforge and its subsidiaries is in compliance in all material respects with all applicable Laws pertaining to (i) data security, cybersecurity, privacy, and (ii) the collection, storage, use, access, disclosure, processing, security, and transfer of personal data, to the extent that it is subject to same.

3.13 Insurance.  The Company does not currently maintain any insurance policies.

3.14 Employee Benefit Matters. Telforge does not have, and is not subject to any present or future obligation or liability under, any written or oral pension plan, deferred compensation plan, incentive compensation plan, retirement income plan, stock option or stock purchase plan, stock appreciation plan, phantom stock option plan, retirement plan, salary continuation plan, termination or severance plan, supplemental unemployment plan, profit sharing plan, commission plan, bonus plan or policy, employee group insurance plan, hospitalization plan, disability plan, health, welfare, medical or dental plan or other benefit plan, program, policy, arrangement or practice, formal or informal, with respect to any of its employees, directors, officers, contractors, consultants, agents, agency employees or other Person, other than plans established pursuant to statute

3.15 Employment Matters.

(a)	Company has disclosed to FNGR (i) all employees, independent contractors, and consultants of Company; and (ii) for each individual described in clause (i), (A) the individual's title or position, hire date, and compensation, (B) any Contracts entered into between the Company and such individual, and (C) the fringe benefits provided to each such individual. All compensation, severance, termination payments, accrued vacation, bonuses, commissions, expense reimbursements, and any other amounts or benefits of any kind owed or potentially owed to any current or former employee, officer, independent contractor, or consultant of the Company for services performed on or prior to the Effective Date and the Closing Date have been paid in full.

(b)	Company is not, and has not been, a party to or bound by any collective bargaining agreement or other Contract with a union or similar labor organization (collectively, "Union"), and no Union has represented or purported to represent any employee of Company. There has never been, nor has there been any threat of, any strike, work stoppage, slowdown, picketing, or other similar labor disruption or dispute affecting the Company or any of its employees.

(c)	Company is and has been in compliance in all material respects with: (i) all applicable employment Laws and agreements regarding hiring, employment, termination of employment, plant closings and mass layoffs, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, engagement and classification of independent contractors, payroll taxes, and immigration with respect to all employees, independent contractors, and contingent workers; and (ii) all applicable Laws relating to the relations between it and any labor organization, trade union, work council, or other body representing employees of the Company.
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(d)	Company is not a party to any Contract, policy, plan or practice with or relating to: (i) any employee which cannot be terminated at-will and without penalty; (ii) the payment of any retention, change of control, golden parachute, golden handcuff, “pay to stay” or other similar payment or entitlement; or (iii) any individual director, contractor, consultant, agent or agency employee which cannot be terminated at-will and without penalty. Neither the termination of employment, engagement, or service of any employee, director, officer, independent contractor, or consultant of Telforge at or in connection the Transactions will (a) result in any obligation of Telforge to pay severance, separation, change of control, retention, termination, or similar compensation or benefits to any such individual.

3.16 Taxes.

(a)	The Company represents and warrants that, since the Company Incorporation Date, it has not filed any returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (collectively, "Tax Returns"), and: (i) no Tax Returns have been required to be filed by the Company on or before the date hereof, and no Tax Returns are expected to be required to be filed by the Company on or before the Closing Date; (ii) all Taxes due and owing by the Company (whether or not shown on any Tax Return), including without limitation any franchise, payroll, employment, withholding, or other Taxes that have accrued or become due since the Company Incorporation Date, have been timely paid in full; (iii) no extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company; and (iv) the Company has delivered or made available to FNGR copies of all Tax Returns, if any, and any examination reports and statements of deficiencies assessed against, or agreed to by, the Company. The term "Taxes" means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.

(b)	The Company has no Liability for Taxes of any person (other than the Company or its subsidiaries) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local, or foreign Law), as transferee or successor, by contract, or otherwise.

(c)	There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company except for Permitted Liens, a list of which is set forth in Section 3.16(c) of the Company Disclosure Schedule.

(d)	Company is not a "foreign person" as that term is used in Treasury Regulations Section 1.1445-2. Company is not, and has not been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period in Section 897(c)(1)(a) of the Code.
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3.17 Bank Accounts. Company has disclosed to FNGR, with respect to each account of Company with any bank, broker, merchant processor, or other depository institution: (i) the name and account number of such account; (ii) the name and address of the institution where such account is held; (iii) the name of any person(s) holding a power of attorney with respect to such account, if any; and (iv) the names of all authorized signatories and other persons authorized to withdraw funds from each such account.

3.18 Legal Proceedings; Governmental Orders.

(a)	Except as set forth in Section 3.18(a) of the Company Disclosure Schedule, there are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summonses, subpoenas, or investigations of any nature, whether at law or in equity (collectively, "Actions") pending or, to Company's Knowledge, threatened against or by Company or any Affiliate of Company: (i) relating to or affecting Company or any of Company’s properties or assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b)	There are no outstanding governmental orders against, relating to, or affecting the Company or any of its properties or assets, and the Company is in compliance with all applicable governmental orders.

3.19 Real Property; Title to Assets.

(a)	Telforge does not own fee simple title to any real property or is subject to or party to any Contract or option to own, purchase or lease any real property.

(b)	The Company has sole legal and beneficial ownership of, and as applicable, good and indefeasible title to, all personal property it purports to own, including the personal property reflected in the Balance Sheet and all personal property acquired by the Company since December 31, 2025, free and clear of all Encumbrances whatsoever, except for.

(c)	Company is not a sublessor or grantor under any sublease or other instrument granting to any other person any right to possess, lease, occupy, or use any leased Real Property. The use of the Real Property in the conduct of Company’s business does not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit, or Contract and no material improvements constituting a part of the Real Property encroach on real property owned or leased by a person other than Company.

3.20 Material Contracts.

(a)	Section 3.20 of the Company Disclosure Schedule sets forth a list of each of the following Contracts to which, as of the date of this Agreement, Telforge or any of its subsidiaries, if any, is a party (each, a “Company Material Contract”):

(i)	each Contract (A) not to (or otherwise restricting or limiting the ability of Company or any of its subsidiaries, if any, to) compete in any line of business or geographic area or (B) to restrict the ability of Company or any of its subsidiaries, if any, to conduct business in any geographic area;
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(ii)	each Contract (other than any Company Benefit Plan) that is reasonably likely to require, during the remaining term of such Contract, annual payments by Company that exceed $25,000;

(iii)	all Contracts granting to any Person an option or a first refusal, first offer or similar preferential right to purchase or acquire any material assets of Company;

(iv)	all material Contracts for the granting or receiving of a license, sublicense or franchise or under which any Person is obligated to pay or has the right to receive a royalty, license fee, franchise fee or similar payment (other than agreements with employees, non-exclusive licenses granted to Company’s or its subsidiaries’ customers, and non-exclusive licenses to commercially available, off-the-shelf Software that have been granted on standardized, generally available terms);

(v)	all partnership, joint venture or other similar agreements or arrangements;

(vi)	any agreement relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement (or a series of related agreements) with an aggregate outstanding principal amount not exceeding $25,000;

(vii)	any agreement for the disposition or acquisition by Company or any of its subsidiaries, if any, with material obligations of Company or any of its subsidiaries, if any, (other than confidentiality obligations) remaining to be performed or material Liabilities of Company or any of its subsidiaries, if any, continuing after the date of this Agreement, of any material business or any material amount of assets other than in the ordinary course of business;

(viii)	any agreement with the top 10 customers of Company and its subsidiaries, if any, taken as a whole, as applicable, measured by the aggregate obligations paid or agreed to pay to or by Company, as applicable;

(ix)	any agreement restricting or limiting the payment of dividends or the making of distributions to stockholders, including intercompany dividends or distributions other than such restrictions or limitations that are required by applicable Law;

(x)	any Contract for the development of Intellectual Property, other than those entered into in the ordinary course of business with Company employees and contractors on Company’s standard form for such Contracts; and

(xi)	to the extent not set forth in Section 3.20(a) of the Company Disclosure Schedule pursuant to another subsection of this Section 3.20(a), all material agreements with any Governmental Entity.

(b)	A true and complete copy of each Company Material Contract (including any amendments thereto) entered into prior to the date of this Agreement has been made available to FNGR prior to the date of this Agreement. Each Company Material Contract is a valid and binding agreement of Telforge or its applicable subsidiary and:

(i)	neither Telforge nor, to the Company’s Knowledge, any other party to a Company Material Contract, is in breach of or default under any such Company Material Contract,

(ii)	as of the date of this Agreement, there are no material disputes in connection with any such Company Material Contract and
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(iii)	as of the date of this Agreement, no party under any Company Material Contract has given written notice of its intent to terminate or otherwise seek a material amendment to such Company Material Contract

3.21 Permits; Compliance with Law.

(a)	Each of Telforge and its subsidiaries is in possession of all material franchises, grants, authorizations, licenses, easements, variances, exceptions, consents, certificates, approvals, waivers, notices, and other permits of any Governmental Entity (“Permits”) necessary for each of Telforge and its subsidiaries to own, lease and operate their respective properties and assets or to carry on their respective business as it is now being conducted (collectively, the “Company Permits”). All such Company Permits are in full force and effect in all material respects and no suspension or cancellation of any of the Company Permits is pending or, to the Company’s Knowledge, has been threatened in writing against the Company or any of its subsidiaries.

(b)	Each of Telforge and its subsidiaries has at all times since the Company Incorporation Date been in compliance in all material respects with (i) all Laws applicable to the Company or such Subsidiary or by which any of the Company Assets are bound and (ii) all Laws applicable to, and the terms and conditions of, any Company Permits.

3.22 Transactions with Affiliates. There are no transactions, arrangements or Contracts between Telforge or any Subsidiary of Telforge, on the one hand, and any stockholder, officer, director, or Affiliate (other than Telforge and its subsidiaries) of Telforge, on the other hand, other than employment relationships, equity arrangements and compensation, benefits, travel advances and employee loans in the ordinary course of business.

3.23 Absence of Certain Changes, Events and Conditions. Since December 31, 2025, the business of the Company has been conducted in the ordinary course of business consistent with past practice, and there has not been, with respect to the Company, any:

(a)	event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(b)	amendment of the charter, by-laws or other organizational documents of the Company;
(c)	split, combination or reclassification of any shares of its capital stock;
(d)	issuance, sale or other disposition of any of its capital stock, or grant of any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock;
(e)	declaration or payment of any dividends or distributions on or in respect of any of its capital stock or redemption, purchase or acquisition of its capital stock;
(f)	material change in any method of accounting or accounting practice of the Company, except as required by GAAP;
(g)	material change in the Company's cash management practices and its policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits;
(h)	entry into any Contract that would constitute a Material Contract;
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(i)	incurrence, assumption or guarantee of any indebtedness for borrowed money except unsecured current obligations and Liabilities incurred in the ordinary course of business consistent with past practice;
(j)	transfer, assignment, sale or other disposition of any of the assets shown or reflected in the Balance Sheet or cancellation of any debts or entitlements;
(k)	transfer or assignment of or grant of any license or sublicense under or with respect to any material Company Intellectual Property or agreements relating to Company Intellectual Property except non-exclusive licenses or sublicenses granted in the ordinary course of business consistent with past practice;
(l)	abandonment or lapse of or failure to maintain in full force and effect any material Company Registered IP, or failure to take or maintain reasonable measures to protect the confidentiality or value of any material trade secrets included in the Company Intellectual Property;
(m)	material damage, destruction or loss (whether or not covered by insurance) to its property;
(n)	capital investment in, or loan to, any other person;
(o)	acceleration, termination, material modification to or cancellation of any material Contract (including, but not limited to, any Company Material Contract) to which the Company is a party or by which it is bound;
(p)	material capital expenditures;
(q)	imposition of any Lien upon any of the Company properties, capital stock or assets, tangible or intangible;
(r)	(i) grant of any bonuses, whether monetary or otherwise, or increase in any wages, salary, severance, pension or other compensation or benefits in respect of its current or former employees, officers, directors, independent contractors or consultants, other than as provided for in any written agreements or required by applicable Law, (ii) change in the terms of employment for any employee or any termination of any employees for which the aggregate costs and expenses exceed $10,000 or (iii) action to accelerate the vesting or payment of any compensation or benefit for any current or former employee, officer, director, independent contractor or consultant;
(s)	hiring or promoting of any person as or to (as the case may be) an officer or hiring or promoting of any employee below officer except to fill a vacancy in the ordinary course of business;
(t)	adoption, modification or termination of any: (i) employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant, (ii) Benefit Plan or (iii) collective bargaining or other agreement with a Union, in each case whether written or oral;
(u)	loan to (or forgiveness of any loan to), or entry into any other transaction with, any of its stockholders or current or former directors, officers and employees;
(v)	entry into a new line of business or abandonment or discontinuance of existing lines of business;

(w) adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(x)	purchase, lease or other acquisition of the right to own, use or lease any property or assets for an amount in excess of 10,000 individually (in the case of a lease, per annum) or $25,000 in the aggregate (in the case of a lease, for the entire term of the lease, not including any option term), except for purchases of inventory or supplies in the ordinary course of business consistent with past practice;
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(y)	acquisition by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person or any division thereof;
(z)	action by the Company to make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of FNGR in respect of any Post-Closing Tax Period; or
(aa)	Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

3.24 Sufficiency of Assets. The properties and assets owned or leased by Company constitute all the property and assets used or held for use in connection with the business of Telforge and its subsidiaries, and are sufficient for the conduct of such business as currently and typically conducted.

ARTICLE IV

Representations and Warranties of FNGR

Subject to such exceptions as are specifically set forth in the appropriate section or subsection of the disclosure schedule delivered by FNGR to the Company on the date hereof and attached hereto as Exhibit C (the “FNGR Disclosure Schedule”) (it being understood and hereby agreed that (i) the information set forth in the FNGR Disclosure Schedule shall be disclosed under separate section and subsection references that correspond to the sections and subsections of this Article IV to which such information relates, and (ii) the information set forth in each section, subsection, and subclause of the FNGR Disclosure Schedule shall qualify (A) the representations and warranties set forth in the corresponding section or subsection of this Article IV, and (B) any other representations and warranties set forth in this Article IV if it is reasonably apparent on the face of such disclosure, without independent knowledge of the matters described therein, that it applies to such other section or subsection of this Article IV) FNGR hereby represents and warrants to the Shareholders and the Company, as of the date hereof and as of the Closing Date, as though made at the Closing Date (except for such representations and warranties set forth herein and made as of a specified date, which are made only as of such specified date), as follows:

4.1 Subsidiaries. FNGR has disclosed to Company, all outstanding voting securities of or other interests in, or any control it has over, any other person.

4.2 FNGR Organization and Name. FNGR is a corporation, duly organized, validly existing and in good standing under the laws of Delaware, its jurisdiction of organization, and has the full power and authority and all necessary licenses, permits and other required authorization to: (i) enter into and execute this Agreement and to perform all of its obligations hereunder; and (ii) own and operate its assets and properties and to conduct and carry on its business as and to the extent now conducted. FNGR is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its business or the ownership or use and operation of its assets or properties requires such qualification. The exact legal name of FNGR is as set forth in the first paragraph of this Agreement, and FNGR has disclosed to Company any other name or trade name under which FNGR has conducted business during the last five (5) years.

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4.3 Authorization; Validity. FNGR has full right, power and authority to enter into this Agreement, as provided herein and to perform all of its duties and obligations under this Agreement and no other action or consent on the part of FNGR, its board of directors, stockholders, or any other person is necessary or required by FNGR to execute this Agreement, consummate the Transactions contemplated herein and perform all of its obligations hereunder. The execution and delivery of this Agreement will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of the FNGR Charter and FNGR Bylaws, or other governing documents. All necessary and appropriate corporate action has been taken on the part of FNGR to authorize the execution and delivery of this Agreement. This Agreement is a valid and binding agreement and contract of FNGR, enforceable against FNGR in accordance with its respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. FNGR knows of no reason why it cannot perform any of its obligations under this Agreement or any related agreements.

4.4 Capital Structure. As of the date of this Agreement, the authorized capital stock of FNGR consists of 200,000,000 FNGR Common Stock and 1,000,000 shares of FNGR Preferred Stock. As of the date of this Agreement: (i) 61,281,308 shares of FNGR Common Stock are issued and outstanding; and (ii) no shares of FNGR Preferred Stock are issued and outstanding. All of the issued and outstanding capital stock of FNGR is, and when issued in accordance with the terms hereof, validly issued, fully paid and nonassessable, having been issued in compliance with all foreign, federal and state securities laws and none of such shares were issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities, subject to the achievement of the Revenue Milestones with respect to the Milestone Shares. As of the date of this Agreement, no shares of FNGR’s capital stock are subject to preemptive rights or any other similar rights or any liens, claims or encumbrances suffered or permitted by FNGR. The FNGR Common Stock is currently quoted on the NASDAQ under the trading symbol “FNGR”. FNGR has received no notice, either oral or written, with respect to continued eligibility of the FNGR Common Stock for quotation on the NASDAQ, and FNGR has maintained all requirements on its part for the continuation of such quotation. To the extent not already disclosed in the FNGR Financial Statements and other filings with the SEC and except as disclosed in Section 4.4 of the FNGR Disclosure Schedule, there are no (i) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of FNGR or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which FNGR or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the FNGR or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of FNGR and (ii) outstanding debt securities, notes, credit agreements, credit facilities or other contracts or instruments evidencing indebtedness of FNGR or by which FNGR is or may become bound, (iii) outstanding registration statements with respect to FNGR or any of their respective securities, and there are no outstanding comment letters from the SEC, the NASDAQ, or any other Governmental Entity with respect to any securities of FNGR; and (iv) agreements or arrangements under which FNGR is obligated to register the sale of any of its securities under the Securities Act or any other law of any other Governmental Entity (v) financing statements filed with any Governmental Entity securing any obligations of FNGR or filed in connection with any assets or properties of FNGR; (vi) securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein; and (vii) outstanding securities or instruments of FNGR which contain any redemption or similar provisions, and any contracts or agreements by which FNGR is or may become bound to redeem a security of FNGR (except pursuant to this Agreement). FNGR has furnished to the Company complete and correct copies of the FNGR Charter and FNGR Bylaws, and any other governing or organizational documents, as applicable. Except for the documents delivered to the Company in accordance with the immediately preceding sentence, there are no other shareholder agreements, voting agreements, operating agreements, or other contracts or agreements of any nature or kind that restrict, limit or in any manner impose obligations, restrictions or limitations on the governance of FNGR.

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4.5 No Conflicts; Consents and Approvals. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not in any material respects: (i) constitute a violation of or conflict with the FNGR Charter, FNGR Bylaws, or any other organizational or governing documents of FNGR or any of its subsidiaries; (ii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other person any rights of termination, amendment, acceleration or cancellation of, any provision of any contract or agreement to which FNGR is a party or by which any of its or their assets or properties may be bound; (iii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any order, writ, injunction, decree, or any other judgment of any nature whatsoever; (iv) constitute a violation of, or conflict with, any law, rule, ordinance or other regulation (including foreign and United States federal and state securities laws and the rules and regulations of the NASDAQ); or (v) result in the loss or adverse modification of, or the imposition of any fine, penalty or other lien, claim or encumbrance with respect to, any permit granted or issued to, or otherwise held by or for the use of, FNGR or its subsidiaries or any of their respective assets. FNGR is not in violation of the FNGR Charter, FNGR Bylaws, or other organizational or governing documents, as applicable, and FNGR is not in default or breach (and no event has occurred which with notice or lapse of time or both could put FNGR in default or breach) under, and FNGR has not taken any action or failed to take any action that would give to any other person any rights of termination, amendment, acceleration or cancellation of, any contract or agreement to which FNGR is a party or by which any property or assets of FNGR are bound or affected. No business of FNGR is being conducted in material violation of any law, rule, ordinance or other regulation. Except as specifically contemplated by this Agreement, FNGR is not required to obtain any consent or approval of, from, or with any Governmental Entity, or any other person, in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue the Consideration Shares in accordance with the terms hereof.

4.6 Issuance of Securities. Assuming the accuracy of the Shareholder’s representations under Article II hereof, the issuance of the Consideration Shares will be exempt from: (i) the registration and prospectus delivery requirements of the Securities Act; (ii) the registration and/or qualification provisions of all applicable state securities and “blue sky” laws; and (iii) any similar registration or qualification requirements of any foreign jurisdiction or other Governmental Entity.

4.7 Compliance With Laws. The nature and transaction of FNGR’s business and operations and the use of its properties and assets, do not and hereafter shall not, violate or conflict with any applicable law, statute, ordinance, rule, regulation or order of any kind or nature, including, without limitation, the provisions of the Fair Labor Standards Act or any zoning, land use, building, noise abatement, occupational health and safety or other laws, any permit or any condition, grant, easement, covenant, condition or restriction, whether recorded or not, except to the extent such violation or conflict would not result in a Material Adverse Effect.

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4.8 Environmental Laws and Hazardous Substances. (i) FNGR has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any hazardous materials, on or off any of the premises of FNGR (whether or not owned by FNGR) in any manner which at any time violates any environmental law or any permit, certificate, approval or similar authorization thereunder; (ii) the operations of FNGR comply in all material respects with all environmental laws and all permits certificates, approvals and similar authorizations thereunder; (iii) there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any Governmental Entity or any other person, nor is any pending or, to FNGR’s Knowledge, threatened; and (iv) FNGR has no liability, contingent or otherwise, in connection with a release, spill or discharge, threatened or actual, of any hazardous materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any hazardous material.

4.9 Investment Company. FNGR is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.10 SEC Documents; Financial Statements. FNGR is subject to the reporting requirements of Section 13 of the Exchange Act, and except as disclosed in Section 4.10 of the FNGR Disclosure Schedule, FNGR has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC or any other Governmental Entity (all of the foregoing filed within the two (2) years preceding the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). FNGR is current with its filing obligations under the Exchange Act and all SEC Documents have been filed on a timely basis or FNGR has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. True and complete copies of the SEC Documents are available on the SEC’s website (www.sec.gov) at no charge to Company, and Company acknowledges that it may retrieve all SEC Documents from such website and Company’s access to such SEC Documents through such website shall constitute delivery of the SEC Documents to Company; provided, however, that if Company is unable to obtain any of such SEC Documents from such website at no charge, as a result of such website not being available or any other reason beyond Company’s control, then upon request from the Company, FNGR shall deliver to the Company true and complete copies of such SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed in Section 4.10 of the FNGR Disclosure Schedule, (i) none of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof, which amendments or updates are also part of the SEC Documents, and (ii) as of their respective dates, the consolidated financial statements of FNGR included in the SEC Documents (the “FNGR Financial Statements”) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. All of the FNGR Financial Statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except: (i) as may be otherwise indicated in such FNGR Financial Statements or the notes thereto; or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of FNGR as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). To FNGR’s Knowledge, no other information provided by or on behalf of FNGR to Company which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

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4.11 Absence of Certain Changes. Since the date the last SEC Document was filed with the SEC, none of the following have occurred:

(a)	an event or circumstance of any nature whatsoever that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect on FNGR; or

(b)	any transaction, event, action, or development entered into or undertaken by FNGR outside the Ordinary Course of Business that is, individually or in the aggregate, material to FNGR.

4.12 Litigation and Taxes. Except as disclosed in the SEC Documents, to FNGR’s Knowledge, there are no active or pending Actions against FNGR or any of its officers or directors, or affecting any material assets of FNGR, that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There are no outstanding judgments, orders, writs, injunctions, or decrees against FNGR or affecting any of its material assets that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, there is no audit, examination, investigation, or other proceeding pending or, to FNGR’s Knowledge, threatened by any taxing authority with respect to any tax returns filed by FNGR.

4.13 Reserved.

4.14 Reserved.

4.15 Reserved.

4.16 Liabilities and Indebtedness of FNGR. Except as disclosed in the SEC Documents or the FNGR Financial Statements, FNGR has no Liabilities or obligations of any nature whatsoever, except: (i) Liabilities and obligations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; or (ii) Liabilities and obligations incurred in its Ordinary Course of Business since the date of the last FNGR Financial Statements filed by FNGR with the SEC which do not or would not, individually or in the aggregate, exceed $3,000,000.

4.17 Real Estate.

(a)	FNGR has disclosed to Company all real property in which FNGR has an ownership or leasehold (or subleasehold) interest (together with all buildings, structures, and improvements located thereon, the “FNGR Real Property”), including: (i) the street address of each parcel of FNGR Real Property; (ii) for FNGR Real Property that is leased or subleased by FNGR, the landlord under the lease, the rental amount currently being paid, and the expiration of the term of such lease or sublease, and any termination or renewal rights of any party to the lease; and (iii) the current use of each parcel of FNGR Real Property. FNGR has delivered or made available to Company true, correct, and complete copies of all material Contracts, title insurance policies, and surveys relating to the FNGR Real Property.
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(b)	FNGR has good and valid (and, in the case of owned FNGR Real Property, good and indefeasible fee simple) title to, or a valid leasehold interest in, all FNGR Real Property and personal property and other assets reflected in the FNGR Financial Statements or acquired after the filing of the most recent SEC Document (other than properties and assets sold or otherwise disposed of in the Ordinary Course of Business since the filing of the most recent SEC Document). All FNGR Real Property and such personal property and other assets (including leasehold interests) are free and clear of Liens except for those items set forth in Section 4.17(b) of the FNGR Disclosure Schedule.

(c)	FNGR is not a sublessor or grantor under any sublease or other instrument granting to any other person any right to possess, lease, occupy, or use any leased FNGR Real Property. The use of the FNGR Real Property in the conduct of FNGR’s business does not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit, or Contract and no material improvements constituting a part of the FNGR Real Property encroach on real property owned or leased by a person other than FNGR.

4.18 Material Contracts. An accurate, current and complete copy of each “material contract,” as such term is defined in Regulation S-K of the SEC, to which FNGR is party (“FNGR Material Contract”) has been furnished to Company and/or is readily available as part of the SEC Documents, and each of the FNGR Material Contracts constitutes the entire agreement of the respective parties thereto relating to the subject matter thereof. Except for those provided to Company prior to the Closing Date, there are no outstanding offers, bids, proposals or quotations made by FNGR which, if accepted, would create a FNGR Material Contract. Each of the FNGR Material Contracts, to FNGR’s Knowledge, is in full force and effect and is a valid and binding obligation of the parties thereto in accordance with the terms and conditions thereof. To FNGR’s Knowledge, all obligations required to be performed under the terms of each of the FNGR Material Contracts by any party thereto have been fully performed by all parties thereto, and no party to any FNGR Material Contracts is in default with respect to any term or condition thereof, nor has any event occurred which, through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration or modification of any obligation of any party thereto or the creation of any Lien upon any of the assets or properties of FNGR. Further, FNGR has not received any notice, nor does FNGR have any knowledge, of any pending or contemplated termination of any of the FNGR Material Contracts and, no such termination is proposed or has been threatened, whether in writing or orally.

4.19 Title to Assets. FNGR has good and marketable title to, or a valid leasehold interest in, all of its assets and properties which are material to its business and operations as presently conducted, free and clear of all Liens or restrictions on the transfer or use of same. The assets and properties of FNGR are in good operating condition and repair, ordinary wear and tear excepted, and are free of any latent or patent defects which might impair their usefulness, and are suitable for the purposes for which they are currently used and for the purposes for which they are proposed to be used.

4.20 Intellectual Property. FNGR owns or possesses adequate and legally enforceable rights or licenses to use all Intellectual Property rights necessary to conduct its business as now conducted. FNGR has no knowledge of any infringement by FNGR of the Intellectual Property rights of others, and, to FNGR’s Knowledge, there is no Action of any nature being made or brought against, or to FNGR’s Knowledge, being threatened against, FNGR regarding any Intellectual Property infringement; and FNGR is not aware of any facts or circumstances which might give rise to any of the foregoing.

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4.21 Labor and Employment Matters. There are no labor disputes nor, to FNGR’s Knowledge, are any such disputes threatened. To FNGR’s Knowledge, none of the employees of FNGR is a member of a union and FNGR believes that its relations with its employees are good. To FNGR’s Knowledge, FNGR has complied in all material respects with all laws, rules, ordinances and regulations relating to employment matters, civil rights and equal employment opportunities.

4.22 Insurance. FNGR does not currently maintain any insurance policies with respect to its business, assets, or operations. FNGR has no reason to believe that it would be unable to obtain insurance coverage of the types and in the amounts customary for companies of similar size operating in the same or similar lines of business as FNGR, at a cost that would not reasonably be expected to result in a Material Adverse Effect, if and when FNGR determines that such coverage is necessary or advisable in connection with the conduct of its business.

4.23 Permits. FNGR possesses all Permits necessary to conduct its business, and FNGR has not received any notice of, or is otherwise involved in, any Actions relating to the revocation or modification of any such permits. All such Permits are valid and in full force and effect and FNGR is in full compliance with the respective requirements of all such permits.

4.24 Reserved.

4.25 Illegal Payments. Neither FNGR, nor any director, officer, member, manager, agent, employee or other person acting on behalf of FNGR has, in the course of his/her actions for, or on behalf of, FNGR: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar foreign law or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

4.26 Related Party Transactions. Except for: (i) transactions disclosed in the FNGR Financial Statements, which transactions are upon terms no less favorable than FNGR could obtain from third parties; and (ii) arm’s length transactions pursuant to which FNGR makes payments in the Ordinary Course of Business upon terms no less favorable than FNGR could obtain from third parties, none of the officers, directors, managers, or employees of FNGR, nor any stockholders, members or partners who own, legally or beneficially, five percent (5%) or more of the ownership interests of FNGR (collectively, “FNGR Related Persons” and each, an “FNGR Related Person”), is presently a party to any transaction with FNGR (other than for services as employees, officers and directors), including any contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any officer, director or such employee or FNGR Related Person or, to the best knowledge of FNGR, any other person in which any FNGR Related Person has a substantial or material interest in or of which any FNGR Related Person is an officer, director, trustee or partner.

4.27 Reserved.

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4.28 Brokerage Fees. There is no person acting on behalf of FNGR who is entitled to or has any claim for any brokerage or finder’s fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.

4.29 No General Solicitation. Neither FNGR, nor its respective Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or issuance of the Consideration Shares.

4.30 Reserved.

4.31 Complete Information. This Agreement and all financial statements, exhibits, schedules, certificates, confirmations, agreements, contracts, and other materials submitted to, or made available to as part of the SEC Documents, the Company in connection with or in furtherance of this Agreement by or on behalf of FNGR fully and fairly states the matters with which they purport to deal, and do not misstate any material fact nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading.

ARTICLE V

Covenants

5.1 Blue Sky Laws. FNGR shall take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Consideration Shares in connection with this Agreement.

5.2. Public Announcements. FNGR and Company will consult with each other before issuing, and provide each other the opportunity to review and reasonably comment upon (and such comments shall be considered in good faith), any press releases or other public statements with respect to this Agreement and the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchanges.

5.3. Fees and Expenses. All fees and expenses incurred in connection with this Agreement shall be paid by the Party incurring such fees or expenses, whether or not this Agreement is consummated.

5.4. Reserved.

5.5 Financial Statements. If FNGR in good faith at any time determines that the acquisition of the Telforge Common Stock from the Shareholders would be considered a significant acquisition of a business under current Securities and Exchange Commission (“SEC”) regulations, the Company shall deliver to FNGR unaudited consolidated financial statements for its fiscal years 2024 and 2025, and any interim stub period in fiscal 2026 (the “Company Financial Statements”), on or before Thirty (30) Days from the Closing Date. As of their respective dates, the Company Financial Statements will comply in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. All of the Company Financial Statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except: (i) as may be otherwise indicated in such Company Financial Statements or the notes thereto; or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

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5.6 Continued Efforts. Each Party shall use commercially reasonable efforts to (a) take all action reasonably necessary to consummate the Transactions, and (b) take such steps and do such acts as may be necessary to keep all of its representations and warranties true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date.

5.7 Registration Rights.

(a)	Grant of Registration Rights. FNGR hereby grants the Shareholders registration rights with respect to the resale of all of the Consideration Shares issued pursuant to this Agreement, including without limitation (i) the Closing Shares; and (ii) the Milestone Shares, in each case, to the extent such shares remain outstanding and have not been cancelled pursuant to Section 1.2 (collectively, the “Registrable Securities”).

For the avoidance of doubt:

•	Milestone Shares shall be deemed “Registrable Securities” upon issuance at Closing;
•	however, no Milestone Shares may be sold, transferred, or disposed of unless and until such shares are released from escrow and the applicable transfer restrictions have lapsed; and
•	any Milestone Shares that are cancelled shall automatically cease to be Registrable Securities.

(b)	Registration Procedure (Commencement Within 15 Business Days of Closing). Within fifteen (15) business days following the Closing Date, FNGR shall commence the preparation of, and thereafter use commercially reasonable efforts to prepare and file with, the U.S. SEC a registration statement on Form S-1 or Form S-3, as available (the “Registration Statement”), covering the resale of all Registrable Securities that are issued and outstanding as of the filing date, including the Milestone Shares then held in escrow and subject to cancellation.

The Registration Statement shall clearly disclose:

•	that the Milestone Shares are subject to escrow, transfer restrictions, and cancellation if the applicable revenue milestone is not achieved by the applicable Outside Date; and
•	that such shares will not be transferable unless and until released.

Provided that FNGR has received all required information from the Shareholders and that consolidated financial statements necessary for filing are available and audit-ready, the Registration Statement shall be substantially complete within thirty (30) business days following the commencement of the registration process.

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FNGR shall:

(i)	use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable thereafter; and
(ii)	keep the Registration Statement continuously effective until the earlier of (A) the sale of all Registrable Securities, (B) such securities becoming eligible for resale under Rule 144 without volume or manner-of-sale restrictions, or (C) the cancellation of any Milestone Shares pursuant to Section 1.2; provided however, that the period of time in which the Registration Statement is not effective as a result of the requirement to file a post-effective amendment on Form S-1 after FNGR has filed an Annual Report on Form 10-K with the SEC and the date the post-effective amendment on Form S-1 is declared effective by the SEC shall not be considered a lapse of maintaining effectiveness of the Registration Statement.

For purposes of this Agreement, “substantially complete” means that the Registration Statement has been prepared in a form that FNGR in good faith reasonably believes is eligible for filing with the SEC. For the avoidance of doubt, a Registration Statement shall be deemed “substantially complete” notwithstanding the absence of final PCAOB audit opinions, auditor consents, XBRL tagging, or other items customarily finalized immediately prior to filing or effectiveness, provided that drafts thereof are substantially finalized.

(c)	Effect of Cancellation of Milestone Shares.

If any Milestone Shares are cancelled pursuant to Section 1.2:

(i)	such shares shall automatically cease to constitute Registrable Securities;
(ii)	FNGR shall have no obligation to maintain registration coverage for cancelled shares; and
(iii)	FNGR may file a post-effective amendment or other appropriate filing to remove such cancelled shares from the Registration Statement.

No cancellation of Milestone Shares shall constitute a breach of this Registration Rights section.

(d)	Failure to Timely Commence, File or Maintain Registration; Delay Shares.

(i)	Failure to Commence or Maintain Effectiveness. If FNGR fails to commence the registration process within fifteen (15) business days following the Closing Date, fails to substantially complete the Registration Statement within thirty (30) business days following the Closing Date, fails to file the Registration Statement within sixty (60) calendar days following the Closing Date, or fails to maintain the effectiveness of the Registration Statement as required under this Section other than with respect to the filing of a post-effective amendment on Form S-1 after FNGR has filed an Annual Report on Form 10-K with the SEC, such failure shall not affect the timing, measurement, determination or cancellation of Milestone Shares under Section 1.2, and FNGR shall use commercially reasonable efforts to make any required corrective or remedial filings on an expedited basis.
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(ii)	Penalty for Failure to Timely File Registration Statement. If FNGR fails to file the Registration Statement within sixty (60) days following the Closing Date (the “Filing Deadline”), then, as liquidated damages and not as a penalty, FNGR shall issue to the Shareholders an aggregate of eighty thousand (80,000) additional shares of FNGR Common Stock for each full or partial month following the Filing Deadline during which the Registration Statement remains unfiled (the “Delay Shares”), provided, however, if at any time FNGR does not have a sufficient number of authorized but unissued shares of capital stock available for issuance in order to issue the applicable Delay Shares, FNGR shall have no obligation under this Agreement to issue any Delay Shares in excess of the number of authorized but unissued shares of capital stock of FNGR available for issuance.

•	Delay Shares shall accrue automatically on a monthly basis beginning on the sixty-first (61st) day following the Closing Date and shall continue to accrue until the date the Registration Statement is filed with the SEC.
•	Delay Shares shall be issued within ten (10) business days following the end of each applicable month of delay.
•	The issuance of Delay Shares shall be in addition to, and not in lieu of, any other Shares issuable under this Agreement, shall not affect the determination or timing of Milestone achievement, and shall not be subject to clawback.
•	The Parties acknowledge and agree that the Delay Shares represent a reasonable pre-estimate of damages resulting from FNGR’s failure to timely file the Registration Statement and are intended to compensate the Shareholders for liquidity impairment.

(e)	NASDAQ 20% Rule Carve-Out for Penalty Shares. Notwithstanding anything to the contrary in this Agreement, the obligation to issue Delay Shares shall be subject to compliance with Nasdaq Listing Rule 5635(d). To the extent the issuance of Delay Shares, when aggregated with all other issuances under this Agreement, would require shareholder approval under Nasdaq Listing Rule 5635(d), FNGR shall:

(i)	issue Delay Shares only up to the maximum number of shares that may be issued without shareholder approval, and
(ii)	in good faith seek shareholder approval for the issuance of any remaining Delay Shares in excess of such limit.
(iii)	Any Delay Shares that are not issued solely as a result of compliance with Nasdaq Listing Rule 5635(d) shall continue to accrue and shall be issued promptly upon receipt of the required shareholder approval, without forfeiture or reduction.

(f)	Audit-Readiness and Financial Statement Delay Carve-Out. Notwithstanding anything to the contrary in this Agreement, no Delay Shares shall accrue, and no filing deadline shall be deemed missed, to the extent that FNGR’s failure to file the Registration Statement is directly attributable to the unavailability of required consolidated financial statements or PCAOB-compliant audit opinions, provided that:

(i)	FNGR has used commercially reasonable efforts to cause such financial statements and audit opinions to be prepared and delivered as promptly as practicable;
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(ii)	FNGR is not the primary cause of such delay through willful misconduct or material breach of its obligations; and

(iii)	FNGR delivers written notice to the Shareholders describing the nature of the delay and provides reasonable periodic updates regarding audit progress.

Upon delivery of the required PCAOB-compliant financial statements and audit opinions, all applicable filing deadlines shall resume, and FNGR shall file the Registration Statement as promptly as practicable thereafter.

(g)	Shareholder Cooperation. Shareholders shall timely provide all information reasonably requested by FNGR or required by the SEC for the preparation, filing, or amendment of the Registration Statement, including information required under Regulation S-K.

5.8 NASDAQ Listing. FNGR shall make all filings and notices required by the NASDAQ as a result of the Transactions, including any notices or filings required by NASDAQ Listing Standards.

5.9 NASDAQ Compliance.

(a)	Nasdaq 20% Rule. The parties acknowledge and agree that the transactions contemplated herein are subject to the requirements of Nasdaq Listing Rule 5635(d), including the limitation that FNGR may not issue shares of FNGR Common Stock in a transaction (or series of related transactions) equal to twenty percent (20%) or more of FNGR’s issued and outstanding common stock (or voting power) without obtaining prior shareholder approval, unless an applicable exception applies.

(b)	Limitation on Issuance. Notwithstanding anything to the contrary in this Agreement, in no event shall FNGR be obligated to issue, and the Shareholders shall not be entitled to receive, any Consideration Shares (including the Closing Shares or Milestone Shares) to the extent such issuance would cause FNGR to exceed the Consideration Ceiling or otherwise violate Nasdaq Listing Rule 5635(d) or any other applicable Nasdaq listing standard or applicable law.

(c)	Adjustments to Maintain Compliance. FNGR shall have the right, in its sole discretion, to (i) reduce the number of Consideration Shares issuable, (ii) defer issuances of Delay Shares, or (iii) seek shareholder approval to permit issuance of additional shares; provided, that absent such approval, FNGR shall not be required to issue any shares that would cause non-compliance with Nasdaq rules or applicable law.

(d)	Cooperation. The Shareholders shall cooperate in good faith with FNGR to ensure compliance with all Nasdaq listing requirements, including furnishing information reasonably requested by FNGR or Nasdaq in connection with the Listing of Additional Shares notification or any review thereof.
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5.10 Delivery of Documents. At the Closing, FNGR shall deliver to the Shareholders and Company, and Shareholders and Company shall deliver to FNGR, such other documents as the other Party may reasonably request for the purpose of facilitating the consummation of the Transactions.

5.11 Telforge Board of Directors.

(a)	Board Composition at Closing. Effective and as a condition of the Closing, and subject to compliance with the Nevada Revised Statutes (“NRS”), Telforge’s articles of incorporation and bylaws, and applicable corporate governance requirements, the Board of Directors of Telforge (the “Board”) shall consist of three (3) directors. The initial directors serving as of the Closing shall be:

i.	Richard Lau; and
ii.	two (2) additional directors designated by FNGR.

Telforge and the Shareholders shall take all actions reasonably necessary to cause such individuals to be duly appointed or elected as directors effective as of the Closing in accordance with applicable law.

(b)	Board Size and Governance. Except as expressly provided in this Agreement, the size, composition, and governance of the Board shall be determined in accordance with Telforge’s articles of incorporation and bylaws and the fiduciary duties of its directors under Nevada law.

(c)	No Automatic Removal; Fiduciary Duties Preserved. For the avoidance of doubt, no director shall be automatically removed by operation of this Agreement. Any removal, election, or replacement of directors shall occur solely in accordance with the Nevada Revised Statutes, Telforge’s articles of incorporation and bylaws, and the fiduciary duties owed by directors to Telforge and its stockholders.

5.12 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by FNGR (which consent shall not be unreasonably withheld, conditioned or delayed), Company shall, (x) conduct the business of the Company in the Ordinary Course of Business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact the current organization, business and franchise of the Company and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Company. Without limiting the foregoing, from the date hereof until the Closing Date, the Company shall:

(a)	preserve and maintain all of its Permits;
(b)	pay its debts, Taxes and other obligations when due;
(c)	maintain the properties and assets owned, operated or used by the Company in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;
(d)	continue in full force and effect without modification all Insurance Policies, except as required by applicable Law;
(e)	defend and protect its properties and assets from infringement or usurpation;
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(f)	perform all of its obligations under all Contracts relating to or affecting its properties, assets or business;
(g)	maintain its books and records in accordance with past practice;
(h)	comply in all material respects with all applicable Laws; and
(i)	not take or permit any action that would cause any of the changes, events or conditions described in Section 3.23 to occur.

5.13 Notice of Certain Events.

(a)	From the date hereof until the Closing, Company shall promptly notify FNGR in writing of:

(i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, any representation or warranty made by Company hereunder not being true and correct or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 6.1 to be satisfied;

(ii)	any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(iii)	any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; and

(iv)	any Actions commenced or, to the Company’s Knowledge, threatened against, relating to or involving or otherwise affecting Telforge or the Company that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.18 or that relates to the consummation of the transactions contemplated by this Agreement.

(b)	FNGR's receipt of information pursuant to this Section 5.13 shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Company in this Agreement and shall not be deemed to amend or supplement the Company Disclosure Schedules.

5.14 FNGR Minimum Financing.

(a)	Covenant to Close. FNGR shall use commercially reasonable efforts to consummate a private placement or registered offering of its equity securities resulting in net cash proceeds of not less than One Million Dollars ($1,000,000) (the “Minimum Financing”) prior to or concurrently with Closing.

(b)	Minimum Price Floor. The securities issued in the Minimum Financing shall be issued at a price per share (or effective conversion price, if convertible securities are issued) not less than the greater of: (i) the Nasdaq “Minimum Price” as defined under Nasdaq Listing Rule 5635(d); (ii) the closing bid price of FNGR’s Common Stock on the trading day immediately preceding the execution of definitive subscription agreements; and (iii) $1.50.
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(c)	Nasdaq Compliance. The Minimum Financing shall be structured so as not to require shareholder approval under Nasdaq Listing Rule 5635(d) prior to Closing. If shareholder approval would be required, such approval must be obtained prior to completing the Minimum Financing.

5.15 Telforge Use of Proceeds. Telforge and FNGR covenant and agree that the Closing Capitalization Amount shall be used solely in accordance with the use of proceeds identified on Exhibit D hereto.

ARTICLE VI

Conditions to Closing

6.1. Company Closing Conditions. The obligations of the Shareholders and Company to enter into and complete the Closing are subject, at the option of the Shareholders and Company, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Company and the Shareholders in writing.

(a)	Representations and Covenants. The representations and warranties of FNGR contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. FNGR shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by FNGR on or prior to the Closing Date.

(b)	Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions.

(c)	Consents. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by FNGR for the authorization, execution and delivery of this Agreement and the consummation by it of the Transactions shall have been obtained and made by FNGR.

(d)	Minimum Financing and Closing Date Payment. The Minimum Financing shall have been completed, or FNGR shall have delivered to the Shareholders copies of executed subscription agreements, wire confirmations, and a certificate of the Chief Executive Officer or Chief Financial Officer certifying that the Minimum Financing shall be completed concurrently with Closing. At Closing, $500,000 of the proceeds of the Minimum Financing shall be paid by FNGR to Telforge by wire transfer of immediately available funds.
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6.2. FNGR Closing Conditions. The obligations of FNGR to enter into and complete the Closing is subject, at the option of FNGR, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by FNGR in writing.

(a)	Representations and Covenants. The representations and warranties of the Shareholders and Company contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Shareholders and Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Shareholders and Company on or prior to the Closing Date. An officer or director of Telforge shall provide a certificate addressed to FNGR at Closing confirming the foregoing.

(b)	Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions.

(c)	Consents. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Shareholders and/or Company for the authorization, execution and delivery of this Agreement and the consummation by them of the Transactions, shall have been obtained and made by the Shareholders and/or Company.

(d)	Share Transfer Documents. The Shareholders shall have delivered to FNGR a duly executed stock transfer power or other instrument of transfer, in a form reasonably acceptable to FNGR, effecting the transfer of all Telforge Common Stock held by each Shareholder to FNGR, free and clear of all Liens. Company shall have made arrangements with its third party cap table management platform to transfer to FNGR the electronic certificates representing the Shareholders’ Telforge Common Stock.

(e)	Due Diligence. FNGR will have completed to its sole and unfettered satisfaction its review and confirmation of the legal, financial and business condition of the Company and its properties and assets.

(f)	Officer’s Certificate. Telforge shall have delivered to FNGR a certificate of an officer certifying: (i) a copy of the resolutions of the directors of Telforge approving and authorizing the Transactions; and (ii) a copy of the Telforge Charter and Telforge Bylaws.

(g)	U.S. Registration Exemption. The issuance of the Consideration Shares shall be exempt or excluded from registration requirements under the Securities Act, and the registration and qualification requirements of all other applicable securities laws. Each Shareholder shall have delivered to FNGR the accredited investor certificates as contemplated in Section 2.10.

(h)	Regulatory Approvals. Telforge and its subsidiaries shall have obtained all required statutory and regulatory approvals to effectuate the Agreement.
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(i)	Minimum Financing. The Minimum Financing shall have been completed.

(j)	Closing Capitalization. As of the Closing Date, Telforge shall have not less than Two Million U.S. Dollars (US$2,000,000) in immediately available funds on its balance sheet (the “Closing Capitalization Amount”). Telforge shall have delivered to FNGR, prior to or concurrently with the Closing, evidence reasonably satisfactory to FNGR demonstrating that the Closing Capitalization Amount is fully funded and available, including wire confirmations, escrow receipts, and bank statements.

(k)	Board Reconstitution. Effective as of the Closing, the Board of Telforge shall be reconstituted in accordance with Section 5.11 of this Agreement, and FNGR shall have received satisfactory evidence that all actions necessary to effectuate any required appointments or resignations have been duly authorized and taken in accordance with applicable law.

(l)	Escrow Agreement. The Earnout Escrow Agreement shall have been executed and delivered by FNGR, the Shareholders, and an escrow agent selected by, and acceptable to, FNGR in its reasonable discretion, on terms and conditions acceptable to FNGR in its reasonable discretion.

(m)	Delivery of Documents. Company shall have delivered to FNGR such other documents as FNGR may reasonably request for the purpose of facilitating the consummation of the Transactions.

ARTICLE VII

Indemnification

7.1. Survival of Representations, Warranties and Covenants. The representations and warranties made by Company and the Shareholders herein shall survive the Closing and remain in full force and effect, regardless of any investigation or disclosure made by or on behalf of any of the parties hereto, until the date that is two (2) years from the Closing Date. Notwithstanding the foregoing, any claims which are timely asserted in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

7.2 Obligation of Company and Shareholders to Indemnify. Subject to other terms and conditions in this Article VII, Company and the Shareholders (each a “Company Indemnifying Party” and collectively, the “Company Indemnifying Parties”) shall jointly and severally indemnify, defend and hold harmless FNGR and its directors, officers, employees, affiliates, stockholders, debenture holders, agents, attorneys, successors and assigns (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (each a “FNGR Indemnitee” and collectively, the “FNGR Indemnitees”) from and against all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys’ and consultants’ fees and disbursements) (collectively, “Losses”) based upon, arising out of or otherwise in respect of any (i) inaccuracy in or breach of any representation or warranty of Company Indemnifying Parties contained in this Agreement or (ii) breach or non-fulfillment by Company Indemnifying Parties of any covenant or agreement contained in this Agreement, in each case so long as such representations, warranties, covenants or agreements survive the Closing Date. The rights to indemnification of the FNGR Indemnitee under this Section 7.2 shall apply notwithstanding any inspection or inquiries made by or on behalf of any of the FNGR Indemnitee, or any knowledge acquired or capable of being acquired by any of the FNGR Indemnitee or facts actually known to any of the FNGR Indemnitee or which a reasonable Person ought to have known (whether before or after the execution and delivery of this Agreement and whether before or after Closing). The waiver of any condition shall not affect the rights to indemnification, reimbursement or other remedy based upon such representation, warranty or covenant.

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7.3 Obligations of FNGR to Indemnify. Subject to the other terms and conditions of this Article VII, FNGR shall indemnify and defend each Shareholder and each Shareholder’s Affiliates and each of their respective officers, directors, employees, Shareholders, agents, assigns and successors (collectively, the "Company Indemnitees") against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, all Losses based upon, arising out of or otherwise in respect of any (i) material inaccuracy in or material breach of any of the representations or warranties of FNGR contained in this Agreement; or (ii) material breach or non-fulfillment by FNGR of any covenant or agreement contained in this Agreement, in each case so long as such representations, warranties, covenants or agreements survive the Closing Date.

7.4 Notice and Opportunity to Defend. Promptly after receipt by any person entitled to indemnity under this Agreement (an “Indemnitee”) of notice of any demand, claim or circumstances which, with the lapse of time, would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an “Asserted Liability”) that may result in a Loss, the Indemnitee shall give prompt notice thereof (the “Claims Notice”) to any other party (or parties) who is or may be obligated to provide indemnification pursuant to this Article VII (the “Indemnifying Party”). The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

7.5 Procedure. The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days after the date the Claims Notice is given (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability and all reasonable expenses incurred by the Indemnitee in defending or compromising such Asserted Liability, all amounts required to be paid in connection with any such Asserted Liability pursuant to the determination of any court, governmental or regulatory body or arbitrator, and amounts required to be paid in connection with any compromise or settlement consented to by the Indemnitee, shall be borne by the Indemnifying Party. Except as otherwise provided in the immediately preceding sentence, the Indemnitee may not settle or compromise any claim over the objection of the Indemnifying Party. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in (but the Indemnitee may not control) the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

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7.6 Indemnification for Misstatement of Milestone Revenue

(a)	Indemnifiable Losses. The Shareholders shall, severally and not jointly, indemnify, defend, and hold harmless FNGR and its affiliates, and their respective officers, directors, employees, and representatives (collectively, the “FNGR Indemnified Parties”), from and against any and all losses, damages, liabilities, fines, penalties, costs, and expenses (including reasonable attorneys’ fees) (“Losses”) arising out of or relating to:

(i)	any inaccuracy or misrepresentation in any revenue information, financial statements, milestone revenue statement, or supporting documentation provided by the Shareholders or the Company relating to milestone determination;

(ii)	any fraudulent, misleading, manipulative, or artificially inflationary practice undertaken for the purpose of achieving a revenue milestone;

(iii)	any breach of the Shareholders’ representations, warranties, or post-closing covenants relating to revenue tracking or milestone achievement;

(iv)	any issuance of Milestone Shares that was based on inaccurate or manipulated revenue information and would not have been issued had the correct information been provided.

(b)	Improperly Issued Milestone Shares. If any Milestone Shares are issued based on inaccurate, manipulated, or misstated revenue information, the Shareholders shall, within five (5) business days of written demand by FNGR:

(i)	return to FNGR the number of Milestone Shares improperly issued, or

(ii)	if such shares have been transferred or otherwise cannot be returned, pay to FNGR an amount equal to the fair market value of such shares as of the date of issuance.

(c)	Exclusive Remedy for Milestone-Related Misstatements. The remedies set forth in this Section shall be in addition to, and not in limitation of, any other rights or remedies available to FNGR under this Agreement, at law, or in equity.

(d)	No Basket or Deductible. For the avoidance of doubt, Losses arising under this Section shall not be subject to any deductible, basket, threshold, or similar limitation that may otherwise apply to general indemnification provisions under this Agreement.

7.7. Milestone Set-Off.

(a)	At any time while Milestone Shares remain in escrow pursuant to the Earnout Escrow Agreement, FNGR shall, upon notice to the Shareholders specifying in reasonable detail the basis therefor (a “Set-off Claim”), be entitled to instruct the escrow agent under the Earnout Escrow Agreement to withhold from release a number of Milestone Shares equal to the aggregate value of any amount to which it claims to be entitled under this Agreement, including any amounts that may be owed under this Article VII and any Liabilities of the Company existing as of the Closing that were not disclosed to FNGR in this Agreement, the Company Disclosure Schedule, or the Balance Sheet (“Undisclosed Liabilities”).
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(b)	The value of any amounts subject to Set-off Claim shall be determined in good faith by FNGR based on the face amount of the obligation or, where the amount is contingent or unliquidated, FNGR’s reasonable estimate of the probable loss, in each case supported by reasonable documentation. For purposes of calculating the number of Milestone Shares subject to withholding, each share shall be valued at the deemed value attributed to the Consideration Shares by the Board of FNGR at Closing (the “Set-Off Share Price”). The number of shares withheld shall be equal to the aggregate value of the claim and/or Undisclosed Liabilities identified in the Set-Off Claim divided by the Set-Off Share Price (“Withheld Shares”).

(c)	The Shareholders shall have ten (10) business days following receipt of a Set-Off Claim to deliver a written objection to FNGR disputing the existence or valuation of any Undisclosed Liability identified therein (a “Set-Off Objection”). If no timely Set-Off Objection is delivered, the Set-Off Claim shall be deemed finally determined, and the corresponding Withheld Shares shall be permanently cancelled. If a Set-Off Objection is timely delivered, the Parties shall negotiate in good faith to resolve the dispute within thirty (30) days, failing which the dispute shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association.

(d)	Upon final resolution of any disputed Undisclosed Liability: (i) a number of Withheld Shares corresponding to the finally determined value of the Set-Off Claim (calculated using the Set-Off Share Price) shall be permanently cancelled; and (ii) any remaining Withheld Shares in excess of such amount shall be released to the Shareholders, subject to the applicable Revenue Milestone having been achieved.

7.8. Cumulative Remedies. The rights and remedies provided for in this Article VII are cumulative and are in addition to and not in substitution for any other rights and remedies available at Law or in equity or otherwise.

ARTICLE VIII

Termination

8.1. Subject to Section 8.2, by notice given prior to or at the Closing, this Agreement may be terminated as follows:

(a)	by mutual consent of FNGR and Company.

(b)	by FNGR or Company if the Closing has not occurred on or before April 15, 2026 (“Outside Date”), unless FNGR or Company, as applicable, is in material breach of this Agreement;

(c)	by FNGR if satisfaction of any condition in Section 6.2 by the Outside Date becomes impossible (other than through the failure of FNGR to comply with its obligations under this Agreement); and

(d)	by Company if satisfaction of any condition in Section 6.1 by the Outside Date becomes impossible (other than through the failure of any of Company or the Shareholders to comply with their obligations under this Agreement).
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8.2 Effect of Termination. Each Party’s right of termination under Section 8.1 is in addition to any other right it may have under this Agreement or otherwise, and the exercise of a Party’s right of termination will not constitute an election of remedies. If this Agreement is terminated pursuant to Section 8.1, this Agreement will be of no further force or effect; provided, however, that (i) this Section 8.2, Article VII and Article IX will survive the termination of this Agreement and will remain in full force and effect, and (ii) the termination of this Agreement will not relieve any Party from any liability for any breach of this Agreement occurring prior to termination.

ARTICLE IX

Miscellaneous

9.1. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the addresses set forth on the signature page hereof (or at such other address for a Party as shall be specified by like notice):

9.2. Further Assurances. The Parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

9.3. Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

9.4. Modifications. This Agreement may not be amended, changed, modified, extended, terminated or discharged orally, but only by an agreement in writing signed by all of the parties to this Agreement.

9.5. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Shareholders, FNGR and Company will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

9.6. Confidentiality. Each Party acknowledges that, in connection with the negotiation and performance of this Agreement and the Transactions, it may receive or have access to confidential or proprietary information of the other Parties, including non-public financial, technical, operational and business information (“Confidential Information”). Each Party agrees to keep confidential and not to disclose, publish or otherwise disseminate any Confidential Information to any third party, and to use such Confidential Information solely for the purposes of evaluating and consummating the Transactions and performing its obligations under this Agreement. The foregoing obligations shall not apply to information that: (i) is or becomes generally available to the public other than as a result of a breach of this Section 9.6; (ii) was already known to the receiving Party on a non-confidential basis prior to disclosure by the disclosing Party; (iii) becomes available to the receiving Party on a non-confidential basis from a source other than the disclosing Party, provided that such source is not known by the receiving Party to be bound by a confidentiality obligation to the disclosing Party; or (iv) is independently developed by the receiving Party without use of or reference to the Confidential Information. Notwithstanding the foregoing, a Party may disclose Confidential Information to the extent required by applicable Law, regulation, legal process or the rules or regulations of any stock exchange or listing authority, provided that the disclosing Party shall, to the extent legally permitted and reasonably practicable, provide the other Party with prompt written notice of such requirement so that such other Party may seek a protective order or other appropriate remedy. For the avoidance of doubt, the Parties acknowledge that this Agreement and certain related documents may be required to be filed with the SEC or otherwise made publicly available pursuant to applicable securities Laws and listing requirements, and no such filing shall constitute a breach of this Section 9.6. The obligations under this Section 9.6 shall survive the Closing or any termination of this Agreement for a period of two (2) years.

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9.7. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

9.8. Counterparts; Facsimile and Electronic Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes. A party may electronically sign an electronic copy of this agreement via DocuSign or similar applications and bind itself accordingly. This will satisfy all other requirements for this document to be in writing and signed by that party. The parties intend that any electronic copy so signed will constitute an executed original counterpart, and any print-out of the copy with the relevant signatures appearing will also constitute an executed original counterpart.

9.9. Entire Agreement; Third Party Beneficiaries. This Agreement, together with the Exhibits (a) constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the Transactions and (b) are not intended to confer upon any person other than the Parties any rights or remedies.

9.10. Binding upon Execution and Delivery. No party to this Agreement shall be bound hereby until fully executed counterparts to this Agreement have been executed by, and delivered to, each party, or their respective attorneys, by all other parties or their respective attorneys.

9.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Delaware are mandatorily applicable to the Transactions.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Share Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FINGERMOTION, INC.

By:	/s/ Martin J. Shen
Name: Martin Shen
Title: Chief Executive Officer

Address:

[Signature Page to Share Exchange Agreement]

TELFORGE, INC.

By:	/s/ Richard Lau
Name: Richard Lau
Title: President

Address:

[Signature Page to Share Exchange Agreement]

THE SHAREHOLDERS OF TELFORGE, INC.:

BGL Professional Services LLC

By:	/s/ Andres Gomez
Name: Andres Gomez
Title: Managing Member

/s/ Henry Wang
Henry Wang

/s/ Wei Chen
Wei Chen

[Signature Page to Share Exchange Agreement]

ANNEX A

Definitions

“Action” shall mean any claim, action, suit, complaint, charge, arbitration, litigation, investigation, audit or other proceeding by or before any Governmental Entity.

“Telforge Bylaws” means the Bylaws of Telforge, as amended to the date of this Agreement.

“Telforge Charter” means the Certificate of Incorporation of Telforge, as amended to the date of this Agreement.

“Company’s Knowledge” means the actual or constructive knowledge (after reasonable inquiry of his or her direct reports) of the officers or directors of Telforge.

“Company Incorporation Date” means November 17, 2025 as it pertains to Telforge.

“Contract” shall mean any written or oral lease, contract, license, arrangement, option, instrument or other agreement or legally binding undertaking of any nature, including exhibits and schedules thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FNGR Bylaws” means the Bylaws of FingerMotion, Inc., as amended to the date of this Agreement.

“FNGR Charter” means the Articles of Incorporation of FingerMotion, Inc., as amended to the date of this Agreement.

“FNGR’s Knowledge” means the actual knowledge (after reasonable inquiry of his or her direct reports) of Martin Shen.

“Governmental Entity” means any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

“Intellectual Property” means, collectively, any and all intellectual property, proprietary or similar rights, throughout the world, including rights in and to (i) Patents, (ii) trademarks, service marks, logos and all related goodwill, (iii) domain names, web addresses, social media accounts (iv) works of authorship and copyrights, regardless of the medium of fixation or means of expression, (v) data, databases, software and computer programs, (vi) know-how, trade secrets, and all confidential and proprietary information, and (vii) any registrations or applications for registration for any of the foregoing, and any provisionals, divisionals, continuations, continuations in part, renewals, reissuances, re-examinations and extensions of any of the foregoing (as applicable).

“Law” means any statute, law, ordinance, rule, regulation, order, writ, injunction, judgment, or decree.

“Lien” means any lien, security interest, pledge, equity and claim of any kind, voting trust, stockholder agreement and other encumbrance.

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of a Party, or (b) the ability of a Party to consummate the transactions contemplated hereby on a timely basis; provided, however, that "Material Adverse Effect" shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Party operates; (iii) any changes in financial or securities markets in general; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of FNGR; (vi) any changes in applicable Laws or accounting rules, including GAAP; (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement; (viii) any natural or man-made disasters or acts of God; or (ix) any failure by a Party to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on a Party compared to other participants in the industries in which the Party conducts its businesses (in which case, only the incremental disproportionate adverse effect may be taken into account in determining whether a Material Adverse Effect has occurred).

“Ordinary Course of Business” shall mean the ordinary course of business, consistent with past practices.

“Patents” means all rights in and to patents and patent applications, inventions and invention disclosures (whether or not patentable), and any provisionals, divisionals, continuations, continuations in part, renewals, reissuances, re-examinations and extensions of any of the foregoing.

“Permitted Liens” means (i) Liens for current Taxes or other governmental charges not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in the financial statements have been established and provided for, (ii) Liens arising in the ordinary course of business in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens, (iii) Liens affecting the interest of the grantor of any easements benefiting owned real property and Liens of record attaching to real property, fixtures or leasehold improvements that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (iv) Liens granted pursuant to the Company’s existing credit facility or reflected in the Company Financial Statements, (v) Liens, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, rights-of-way, covenants, restrictions, and other similar matters that would not, individually or in the aggregate, materially impair the continued use and operation of the assets to which they relate in the business of such entity and its subsidiaries as presently conducted and (vi) any non-exclusive license, covenant or other right to or under Intellectual Property granted in the Ordinary Course of Business.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

EXHIBITS

A	Company Shareholder List/Chart

B	Company Disclosure Schedule

C	FNGR Disclosure Schedule

D	Budget and Use of Proceeds

E	U.S. Representation Letter for U.S. Vendors

F	Share Exchange Chart

EXHIBIT A

Company Shareholder List/Chart

Certificate #	Shareholder	Shares	Par Value Per Share	Percentage
1	BGL Professional Services LLC	250	$10	41%
2	Henry Wang	375	$10	29%
3	Wei Chen	375	$10	30%

EXHIBIT B

Company Disclosure Schedule

[Attached]

EXHIBIT C

FNGR Disclosure Schedule

[Attached]

EXHIBIT D

Budget and Use of Proceeds

Permitted uses of the Closing Capitalization Amount shall include, without limitation:

•	telecommunications carrier deposits and prepaid balances;
•	switch expansion, network infrastructure, and systems upgrades;
•	payroll, contractor, and general and administrative expenses of Telforge; and
•	other direct and ordinary-course operating expenses incurred in connection with Telforge’s telecommunications contracts and business.

EXHIBIT E

U.S. Representation Letter for U.S. Vendors

TO: FINGERMOTION, INC. (the “Purchaser”)

RE: ACQUISITION OF SHARES OF TELFORGE, INC.

Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Share Exchange Agreement (the “Agreement”) to which this Exhibit is attached. In the event of a conflict between the terms of this certification and such Agreement, the terms of this certification shall prevail.

In addition to the covenants, representations and warranties contained in the Agreement, the undersigned (the “U.S. Vendor”) covenants, represents and warrants to the Purchaser that:

(a)	The U.S. Vendor has such knowledge, skill and experience in financial, investment and business matters as to be capable of evaluating the merits and risks of an investment in the Closing Shares and Milestone Shares (if any) (collectively, the “Securities”) and the U.S. Vendor is able to bear the economic risk of loss of their entire investment. To the extent necessary, the U.S. Vendor has retained, at their own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Agreement and owning the Securities.

(b)	The Purchaser has provided to the U.S. Vendor the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Securities and the U.S. Vendor has had access to such information concerning the Purchaser as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities, including access to the Purchaser’s public filings available on EDGAR, and that any answers to questions and any request for information have been complied with to the U.S. Vendor’s satisfaction.

(c)	The U.S. Vendor is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale or distribution and, in particular, it has no intention to distribute either directly or indirectly the Securities in the United States or to, or for the account or benefit of, a U.S. Person or a person in the United States; provided, however, that this paragraph shall not restrict the U.S. Vendor from selling or otherwise disposing of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable U.S. state securities laws or under an exemption from such registration requirements.

(d)	The address of the U.S. Vendor set out in the signature block below is the true and correct principal address of the U.S. Vendor and can be relied on by the Purchaser for the purposes of U.S. state securities laws, and the U.S. Vendor has not been formed for the specific purpose of purchasing the Securities.

(e)	The U.S. Vendor understands (i) the Securities have not been and will not be registered under the U.S. Securities Act or any U.S. state securities laws; and (ii) the offer and sale of Securities to the U.S. Vendor contemplated by the Agreement is being made in reliance on an exemption from such registration requirements in reliance on Section 4(a)(2) of the U.S. Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder (“Regulation D”), and available exemptions from the registration or qualification requirements of applicable U.S. state securities laws.

(f)	The U.S. Vendor is

(i) an “accredited investor” as defined in Rule 501(a) of Regulation D by virtue of meeting one of the following criteria set forth in Appendix A hereto (please hand-write your initials on the appropriate lines on Appendix A), which Appendix A forms an integral part hereof; or

(ii) is not an “accredited investor” as defined in Rule 501(a) of Regulation D and has completed Appendix B hereto, which forms an integral part hereof.

(g)	The U.S. Vendor is not acquiring the Securities as a result of any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D), including advertisements, articles, press releases, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the Internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(h)	The U.S. Vendor acknowledges that the Securities will be “restricted securities”, as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable U.S. state securities laws, and the U.S. Vendor agrees that if the U.S. Vendor decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Securities, it will not offer, sell or otherwise transfer, directly or indirectly, the Securities except:

(i) to the Purchaser;

(ii) outside the United States in an “offshore transactions” meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act, if available, and in compliance with applicable local laws and regulations;

(iii) in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable U.S. state securities laws; or

(iv) in a transaction that does not require registration under the U.S. Securities Act or any applicable U.S. state securities laws governing the offer and sale of securities,

and, in the case of each of (iii) and (iv) above, it has prior to such sale furnished to the Purchaser and opinion of counsel or recognized standing in form and substance reasonably satisfactory to the Purchaser stating that such transaction is exempt from registration under the U.S. Securities Act and that the legend referred to in paragraph (k) below may be removed.

(i)	The U.S. Vendor understands and agrees that the Securities may not be acquired in the United States or by a U.S. Person or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States unless registered under the U.S. Securities Act and any applicable U.S. state securities laws or unless an exemption from such registration requirements is available.

(j)	The U.S. Vendor acknowledges that they have not purchased the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities.

(k) The certificates, or ownership statements issued under a direct registration system or other electronic book entry system, as applicable, representing the Securities issued hereunder, as well as all certificates or other instruments issued in exchange for or in substitution of the foregoing, until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act, will bear, on the face of such certificate or other instrument, the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

provided, however, if any Securities are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Purchaser of an opinion of counsel, of recognized standing reasonably satisfactory to the Purchaser, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(l)	The U.S. Vendor understands and agrees that there may be material tax consequences to the U.S. Vendor of an acquisition, holding or disposition of any of the Securities. The Purchaser gives no opinion and makes no representation with respect to the tax consequences to the U.S. Vendor under United States, state, local or foreign tax law of the undersigned’s acquisition, holding or disposition of such Securities. In particular, no determination has been made whether the Purchaser will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended.

(m)	The U.S. Vendor consents to the Purchaser making a notation on its records or giving instructions to any transfer agent of the Purchaser in order to implement the restrictions on transfer set forth and described in this certification and the Agreement.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the date of issuance of the Securities by the Purchaser (the “Time of Issuance”). If any such representations shall not be true and accurate prior to the Time of Issuance, the undersigned shall give immediate written notice of such fact to the Purchaser prior to the Time of Issuance.

[Signature page follows]

ONLY U.S. VENDORS NEED TO COMPLETE AND SIGN THIS CERTIFICATE

Dated _____________________ 2026.

X
Signature of individual (if U.S. Vendor is an individual)

X
Authorized signatory (if U.S. Vendor is not an individual)

Name of U.S. Vendor (please print)

Address of U.S. Vendor (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Appendix “A” to

U.S. Representation Letter for U.S. Vendors

To be completed by U.S. Vendors that are U.S. Accredited Investors

In addition to the covenants, representations and warranties contained in the Share Exchange Agreement and the Exhibits thereto to which this Appendix is attached, the undersigned (the “U.S. Vendor”) covenants, represents and warrants to the Purchaser that the U.S. Vendor is an “accredited investor” as defined in Rule 501(a) of Regulation D of the U.S. Securities Act (a “U.S. Accredited Investor”) by virtue of meeting one of the following criteria (please hand-write your initials on the appropriate lines):

______	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; an investment adviser registered pursuant to section 203 of the United States Investment Advisers Act of 1940 or registered pursuant to the laws of a state; an investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission (the “Commission”) under section 203(l) or (m) of the United States Investment Advisers Act of 1940; an insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; an investment company registered under the United States Investment Company Act of 1940; a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; a small business investment company licensed by the United States Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; a rural business investment company as defined in section 384A of the United States Consolidated Farm and Rural Development Act; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

______	Category 2.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

______	Category 3.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of US$5,000,000; or

______	Category 4.	A director or executive officer of FNGR (including an IRA (Individual Retirement Account) owned by such person); or

______	Category 5.

A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), at the time of that person’s purchase exceeds US$1,000,000 (note: for the purposes of calculating net worth:

(i)            the person’s primary residence shall not be included as an asset;

(ii)           indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated hereby, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the distribution of Securities contemplated hereby exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability);

(iii)          indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability;

(iv)           for the purposes of calculating joint net worth of the person and that person’s spouse or spousal equivalent,

(A)           joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and

(B)           assets need not be held jointly to be included in the calculation; and reliance by the person and that person’s spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

______	Category 6.	A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

______	Category 7.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

______	Category 7a.	A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor under Category(ies) _____________ [insert one or all of 4 [director or executive officer of FNGR], 5 [net worth exceeds US$1,000,000], 6 [net income exceeds US$200,000 individually or US$300,000 jointly] or 10 [holder in good standing professional certification or designation or credentials designated by the Commission]]; or

______	Category 8.

An entity in which all of the equity owners are U.S. Accredited Investors.

If you selected Category 8, please indicate the name and category of U.S. Accredited Investor (by reference to the applicable category number in this Section 3(a)) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

______		Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

______	Category 9.	An entity, of a type not listed in Categories 1, 2, 3, 7 or 8, not formed for the specific purpose of acquiring the Securities, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 9, “investments” is defined in Rule 2a51-1(b) under the United States Investment Company Act of 1940); or

______	Category 10.	A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

______	Category 11.	Any “family office,” as defined in rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the Consideration Shares, and (iii) whose prospective investment is directed by a person (a “Knowledgeable Family Office Administrator”) who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

______	Category 12.	A “family client,” as defined in rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 11 above and whose prospective investment in the Issuer is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

Dated ____________________ 2026.

X
Signature of individual (if U.S. Vendor is an individual)

X
Authorized signatory (if U.S. Vendor is not an individual)

Name of U.S. Vendor (please print)

Address of U.S. Vendor (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Appendix “B” to

U.S. Representation Letter for U.S. Vendors

To be completed by U.S. Vendors that are not U.S. Accredited Investors

In addition to the covenants, representations and warranties contained in the Share Exchange Agreement and the Exhibit thereto to which this Appendix is attached, the undersigned (the “U.S. Vendor”) covenants, represents and warrants to FNGR (also referred to herein as the “Company”) that the U.S. Vendor understands that the Securities have not been and will not be registered under the U.S. Securities Act and that the offer and sale of the securities to the U.S. Vendor contemplated by the Agreement is intended to be a private offering pursuant to Section 4(a)(2) of the U.S. Securities Act.

Your answers will at all times be kept strictly confidential. However, by signing this suitability questionnaire (the “Questionnaire”) the U.S. Vendor agrees that the Company may present this Questionnaire to such parties as may be appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration of the private offering under the federal or state securities laws or if the contents are relevant to issue in any action, suit or proceeding to which the Company is a party or by which it is or may be bound. A false statement by the U.S. Vendor may constitute a violation of law, for which a claim for damages may be made against the U.S. Vendor. Otherwise, your answers to this Questionnaire will be kept strictly confidential.

Please complete this Questionnaire:

1. Relationship to the Officers of Directors

Are you a relative of a director, senior officer or control person of the Company?	Yes: __________ No: ____________
If yes, state the name of the director, senior officer or control person of the Company	_____________________________________
If yes, state the relationship to the director, senior officer or control person of the Company	_____________________________________

2. Close Friend of Officer or Director

Are you a close personal friend of a director, senior officer or control person of the Company?	Yes: __________ No: ____________
If yes, state the name of the director, senior officer or control person of the Company	_____________________________________
If yes, state how long you have known the director, senior officer or control person of the Company	_____________________________________

A close personal friend is an individual who has known the director, senior officer or control person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person. An individual is not a close personal friend solely because the individual is a member of the same organization, association or religious group.

3. Close Business Associate of an Officer or Director

Are you a close business associate of a director, senior officer or control person of the Company:	Yes: __________ No: ____________
If yes, state the name of the director, senior officer or control person of the Company	_____________________________________
If yes, describe your business relationship with the director, senior officer or control person of the Company	_____________________________________

A close business associate is an individual who has had sufficient prior business dealings with the director, senior officer or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person. A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close business associate solely because the individual is a client or former client. For example, an individual is not a close business associate of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant. The relationship between the individual and the director, senior officer or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer or control person.

4. Income

“income” shall mean adjusted gross income as reported for federal tax purposes reduced by (a) any deduction for long term capital gain, (b) any deduction for depletion, (c) any exclusion for interest and (d) any losses allocated to the U.S. Vendor as an individual

(a)	Was your annual income for the calendar year ended December 31, 2025, over US$150,000?

Yes ______ No ______

(b)	Was your annual income for the calendar year ended December 31, 2024, over US$150,000?

Yes ______ No ______

(c)	Do you anticipate that your annual income for the year ended December 31, 2026, will be over US$150,000?

Yes ______ No ______

(d)	Do you anticipate that your current amount of income will change in the foreseeable future?

Yes ______ No ______

If so, when, why and to what amount will that income change?

(e)	If your responses to questions 4(a) through 4(c) were “No,” please provide your annual income for the calendar years ending December 31, 2025, and December 31, 2024.

December 31, 2025: US$
December 31, 2024: US$

(f)	If your responses to questions 4(a) through 4(c) were “No” please provide your joint annual income with your spouse for the calendar years ending December 31, 2025, and December 31, 2024.

December 31, 2025: US$
December 31, 2024: US$

5.	Net Worth

(a)	Please provide your net worth (for the purposes of calculating net worth: (i) your primary residence shall not be included as an asset; (ii) indebtedness that is secured by your primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of Securities contemplated by the accompanying Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of the Securities contemplated by the accompanying Agreement exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by your primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability)

Net Worth: US$

(b)	Does your proposed purchase of the Securities exceed:

____ 10% of your net worth (excluding your personal residence, home furnishings and automobiles)?

____ 20% of your net worth (excluding your personal residence, home furnishings and automobiles)?

6.	Educational Background

(a)	Briefly describe educational background, relevant institutions attended, dates, degrees:

(b)	Briefly describe business involvement or employment during the past 10 years or since graduation from school, whichever period is shorter. (Specific employers need not be named. A sufficient description is needed to assist the Company in determining the extent of vocationally related experience in financial and business matters).

7.	Investment experience

(a)	Please indicate the frequency of your investment in marketable securities:

( ) Often; ( ) Occasionally; ( ) Seldom; ( ) Never.

(b)	Please indicate the frequency of your investment in commodities futures:

( ) Often; ( ) Occasionally; ( ) Seldom; ( ) Never.

(c)	Please indicate the frequency of your investment in options:

( ) Often; ( ) Occasionally; ( ) Seldom; ( ) Never.

(d)	Please indicate the frequency of your investment in securities purchased on margin:

( ) Often; ( ) Occasionally; ( ) Seldom; ( ) Never.

(e)	Please indicate the frequency of your investment in unmarketable securities;

( ) Often; ( ) Occasionally; ( ) Seldom; ( ) Never.

(f)	Have your purchased securities sold in reliance on the private offering exemptions from registration pursuant to the U.S. Securities Act or any state laws during the past three years?

Yes ___________ No ___________

If you answered “Yes,” please provide the following information:

	Nature of	Business	Total amount
Year	Security	of issuer	invested

(g)	Do you believe you have sufficient knowledge and experience in financial and business affairs that you can evaluate the merits and risks of a purchase of the Securities?

Yes ___________ No ___________

(h)	Do you believe you have sufficient knowledge of investments in general, and investments similar to a purchase of the Securities in particular, to evaluate the risks associated with a purchase of the Securities?

Yes ___________ No ___________

You hereby acknowledge that the foregoing statements are true and accurate to the best of your information and belief and that you will promptly notify the Company of any changes in the foregoing answers.

Dated ___________________ 2026.

X
Signature of individual (if U.S. Vendor is an individual)

X
Authorized signatory (if U.S. Vendor is not an individual)

Name of U.S. Vendor (please print)

Address of U.S. Vendor (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

EXHIBIT F

Share Exchange Chart at Closing

Shareholder	Telforge Shares Pre-Closing	Telforge Cert No.	100% of Telforge Shares Exchanged for FNGR Shares at Closing	% of FNGR Post-Closing
BGL Professional Advisors LLC	250 shares	1	3,000,000 FNGR shares	4.895%
Henry Wang	375 shares	2	1,333,333 FNGR shares	2.18%
Wei Chen	375 shares	3	3,000,000 FNGR shares	2.72%